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                       MASTER AGREEMENT AMONG UNDERWRITERS

                                                                    May 13, 1988

MONTGOMERY SECURITIES
600 Montgomery Street
San Francisco, California 94111

Ladies and Gentlemen:

   1. General. We understand that from time to time you may act as Representative or as one of the Representatives of the several underwriters of offerings of securities of various issuers. This Agreement shall apply to any such offering of securities in which we elect to act as an underwriter after receipt of an invitation from your Syndicate Department which shall identify the issuer, contain information regarding certain terms of the securities to be offered and specify the amount of our proposed participation (subject to increase as provided in the applicable Underwriting Agreement), and the names of the other Representatives, if any. At or prior to the time of an offering, you will advise us, to the extent applicable, as to the expected offering date, the expected closing date, the initial public offering price, the interest or dividend rate (or the method by which such rate is to be determined), the conversion price, the underwriting discount, the management fee, the selling concession and the reallowance, except that if the public offering price of the securities is to be determined by a formula based upon the market price of certain securities (such procedure being hereinafter referred to as "Formula Pricing"), you shall so advise us and shall specify the maximum underwriting discount, management fee and selling concession. Such information may be conveyed by you in one or more communications in the form of letters, wires, telexes or other written communications or by telephone calls (provided any such telephone calls are promptly confirmed in writing) (such communications received by us with respect to an offering are hereinafter collectively referred to as the "Invitation"). If the Underwriting Agreement (as hereinafter defined) provides for the granting of an option to purchase additional securities to cover over-allotments, you will notify us, in the Invitation, of such option.

   This Agreement, as amended or supplemented by the Invitation, shall become effective with respect to our participation in an offering of securities if you have received our oral or written acceptance and you do not subsequently receive a written communication revoking our acceptance prior to the time and date specified in the Invitation (our unrevoked acceptance after expiration of such time and date being hereinafter referred to as our "Acceptance") Our Acceptance will constitute our confirmation that, except as otherwise stated in such Acceptance, each statement included in the Master Underwriters' Questionnaire set forth as Exhibit A hereto (or otherwise furnished to us) is correct.

   The issuer of the securities in any offering of securities made pursuant to this Agreement is hereinafter referred to as the "Company." If the Underwriting Agreement does not provide for an over-allotment option, the securities to be purchased are hereinafter referred to as the "Securities"; if the Underwriting Agreement provides for an over-allotment option, the securities the Underwriters are hereinafter called the "Firm Securities" and any additional securities which may be purchased upon exercise of the over-allotment option are hereinafter called the "Additional Securities," with the Firm Securities and all or any part of the Additional Securities being hereinafter collectively referred to as the "Securities." Any underwriters of Securities under this Agreement, including the Representatives (as hereinafter defined), are hereinafter collectively referred to as the "Underwriters." The term "underwriting obligation," as used in this Agreement with respect to any Underwriter, shall refer to the amount of Securities, including any Additional Securities (plus such additional Securities as may be required by the Underwriting Agreement in the event of a default by one or more of the Underwriters) which such Underwriter is obligated to purchase pursuant to the provisions of the Underwriting Agreement. All references herein to "you" or to the "Representatives" shall mean Montgomery Securities and the other firm or firms, if any, which are named as Representatives in the Invitation. The Securities to be offered may, but need not, be registered for a delayed or continuous offering pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act").

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   The following provisions of this Agreement shall apply separately to each individual offering of Securities. This Agreement may be supplemented or amended by you by written notice to us and, except for supplements or amendments set forth in an Invitation relating only to a particular offering of Securities, any such supplement or amendment to this Agreement shall be effective with respect to any offering of Securities to which this Agreement applies after this Agreement is so amended or supplemented.

   2. Underwriting Agreement; Authority of Representatives. We authorize you to execute and deliver an underwriting or purchase agreement and any amendment or supplement thereto and any associated pricing agreement or other similar agreement (collectively, the "Underwriting Agreement") on our behalf with the Company and/or any selling securityholder(s) with respect to Securities in such form as you determine. We will be bound by all terms of the Underwriting Agreement as executed. We understand that changes may be made in those who are to be Underwriters and in the amount of Securities to be purchased by them, but the amount of Securities to be purchased by us in accordance with the terms of this Agreement and the Underwriting Agreement, including the amount of Additional Securities, if any, which we may become obligated to purchase by reason of the exercise of any over-allotment option provided in the Underwriting Agreement, shall not be changed without our consent. Without limiting the foregoing, we authorize you to (a) determine all matters relating to advertising and communications with dealers or others, (b) extend the time within which the Registration Statement (as hereinafter defined) may become effective, (c) postpone the closing date or dates for any offering, and (d) exercise any right of cancellation or termination.

   As Representatives of the Underwriters, you are authorized to take such action as you deem necessary or advisable to carry out this Agreement, the Underwriting Agreement, and the purchase, sale and distribution of the Securities, and to agree to any waiver or modification of any provision of the Underwriting Agreement. To the extent applicable, you are also authorized to determine (i) the amount of Additional Securities, if any, to be purchased by the Underwriters pursuant to any overallotment option, and (ii) with respect to offerings using Formula Pricing, the initial public offering price and the price at which the Securities are to be purchased by the Underwriters in accordance with the Underwriting Agreement. Authority with respect to matters to be determined by you, or by you and the Company pursuant to the Underwriting Agreement, shall survive the termination of this Agreement. Your authority hereunder and under the Underwriting Agreement may be exercised by the Representatives jointly or by Montgomery Securities acting alone.

     3. Registration Statement and Prospectus. You will furnish to us, to the extent made available to you by the Company, copies of the registration statement, the related prospectus and the amendment(s) thereto (excluding exhibits but including any documents incorporated by reference therein) on (the "Commission") in respect of the Securities, and our Acceptance of the Invitation with respect to an offering of Securities will serve to confirm that we are willing to accept the responsibility of an Underwriter thereunder and to proceed as therein contemplated. Such Acceptance will further confirm that the statements made under the heading "Underwriting" in the proposed final form of prospectus, insofar as they relate to us, do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. As hereinafter mentioned, the "Registration Statement" and the "Prospectus" refer to the Registration Statement and Prospectus included as a part thereof, in the form in which the Registration Statement becomes effective (including all information deemed to be a part thereof pursuant to Rule 430A promulgated under the Securities Act) and the form in which the Prospectus is filed pursuant to Rule 424 (b) under the Securities Act or, if no such filing is required, the form in which the Prospectus is in at the time the Registration Statement in which it is contained becomes effective, with respect to the Securities. Each preliminary prospectus with respect to the Securities is herein referred to as a "Preliminary Prospectus." The use of our name in the Prospectus and any Preliminary Prospectus, as one of the Underwriters, has our consent. You are authorized, with the approval of counsel for the Underwriters, to approve on our behalf any further amendments or supplements to the Registration Statement or the Prospectus which may be necessary or appropriate.

   4. Compensation. As our share of the compensation to be paid for your services, we will pay you, and we authorize you to charge our account therefor, a management fee as specified in the Invitation for the offering. If there is more than one Representative, such compensation will be divided among the Representatives in such proportion as you may determine.

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   5. Public Offering. In connection with the public offering of the Securities, we authorize you, in your discretion:

   (a) to determine the time of the initial public offering, the initial public offering price, the purchase price of the Securities to the Underwriters, and the concessions and discounts to Selected Dealers (as defined below), to change the public offering price and such concessions and discounts (and we agree to be bound by any such change), to furnish the Company with the information to be included in the Registration Statement and any amendment or supplement thereto with respect to the terms of the offering, and to determine all matters relating to advertising and communications with Selected Dealers and others;

   (b) to reserve for sale to dealers selected by you, among whom any of the Underwriters may be included ("Selected Dealers"), who shall be either (i) members of the National Association of Securities Dealers, Inc. (the "Association") who agree in writing to comply with Rule 2740 of the Association's Conduct Rules or (ii) foreign dealers not eligible for membership in the Association who agree in writing not to make sales within the United States, its territories or possessions or to persons who are citizens or residents therein, to comply with the Association's Interpretation with Respect to Free-Riding and Withholding, and to comply with Rules 2730, 2740, 2420 (as such Rules apply to foreign non-members of the Association) and 2750 of the Association's Conduct Rules, and to others, all or any part of the Securities to be purchased by us, such reservations for sales to Selected Dealers to be in such proportions as you may determine and such reservations for sales to others to be as nearly as practicable in proportion to the respective underwriting obligations of the Underwriters unless you agree to a smaller proportion at the request of any Underwriter, and from time to time to add to the reserved Securities any Securities retained by us remaining unsold and to release to us any of our Securities reserved but not sold;

   (c) to sell reserved Securities as nearly as practicable in proportion to the respective reservations, (i) to Selected Dealers, under Selected Dealers Agreements in substantially the form attached hereto as Exhibit B or otherwise, at the public offering price less the applicable Selected Dealers' concession, and (ii) to others at the public offering price; and

   (d) to buy Securities for our account from Selected Dealers at the initial public offering price amount not in excess of the applicable Selected Dealers' concession as you determine.

   After, and only after, advice from you that the Securities are released for public offering, we will offer to the public in conformity with the terms of the offering as set forth in the Prospectus or any amendment or supplement thereto such of the Securities to be purchased by us as you advise us are not reserved.

   We will comply with any and all restrictions which may be set forth in the Invitation. The initial public advertisement with respect to the Securities shall appear on such date, and shall include the names of such of the Underwriters, as you may determine.

   6. Additional Provisions Regarding Sales. Any Securities sold by us (otherwise than through you) which you purchase in the open market or otherwise prior to the termination of this Agreement as provided in Section 12, shall be repurchased by us on demand at the cost to you of such purchase plus commissions and taxes on redelivery. Securities delivered on such repurchase need not be the identical Securities so purchased. In lieu of such action, you may, in your discretion, sell for our account the Securities so purchased and debit or credit our account for the loss or profit resulting from such sale, or charge our account with an amount not in excess of the Selected Dealers' concession with respect to such Securities.

   Sales of Securities among the Underwriters may be made with your prior consent or as you deem advisable for Blue Sky law purposes.

   In connection with offers to sell and sales of the Securities, we will comply with all applicable laws and all applicable rules, regulations and interpretations of all governmental and self-regulatory agencies.

   7. Payment and Delivery. At or before such time, on such dates as you may specify in the Invitation and at your offices unless you otherwise specify in the Invitation, we will deliver to you a certified or bank cashier's check in such

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funds as are specified in the Invitation, payable to the order of Montgomery
Securities (unless otherwise specified in the Invitation) in an amount equal to, as you direct, either (i) the public offering price or prices plus accrued interest, amortization of original issue discount or dividends, if any, set forth in the Prospectus less the concession to Selected Dealers in respect of the amount of Securities to be purchased by us in accordance with the terms of this Agreement, or (ii) the amount set forth in the Invitation with respect to the Securities to be purchased by us. We authorize you to make payment for our account of the purchase price for the Securities to be purchased by us against delivery to you of such Securities (which, in the case of Securities which are debt obligations, may be in temporary form), and the difference between such purchase price of the Securities and the amount of our funds delivered to you therefor shall be credited to our account.

   You may, in your discretion, make payment of such purchase price on our behalf as provided in Section 8 hereof, but any such payment shall not relieve us of any of our obligations under the Underwriting Agreement or under this Agreement and we agree to pay you on demand the amount so advanced for our account. We authorize you, as our custodian, to take delivery of our Securities and to hold the same for our account, in your name or otherwise subject to the provisions of this Agreement, and to deliver our reserved Securities against sales. Delivery to us of Securities retained by us for direct sale shall be made by you as soon as practicable after your receipt of the Securities. Upon termination of the provisions of this Agreement as provided in Section 12, you shall deliver to us any Securities reserved for our account for sale to Selected Dealers and others which remain unsold at that time, except that if, upon such termination, the aggregate of all reserved and unsold Securities of all Underwriters does not exceed 10% of the total amount of Securities underwritten, you are authorized in your discretion to sell such Securities for the accounts of the several Underwriters at such price or prices as you may determine. After you receive payment for reserved Securities sold for our account, you shall remit to us the purchase price paid by us for such Securities and debit or credit our account with the difference (if any) between the sale price and such purchase price.

   If we are a member of The Depository Trust Company or any other depository or similar facility, you are authorized to make appropriate arrangements for payment for and/or delivery through its facilities of the Securities to be purchased by us, or, if we are not a member, settlement may be made through a correspondent that is a member pursuant to our timely instructions to you.

   In the event that the Underwriting Agreement for an offering provides for the payment of a commission or other compensation to the Underwriters, we authorize you to receive such commission or other compensation for our account.

   8. Authority to Borrow. In connection with the purchase or carrying for our account of any of the Securities to be purchased by us under this Agreement or the Underwriting Agreement or any other securities purchased for our account pursuant to Section 9 hereof, we authorize you, in your discretion, to advance your funds for our account, charging current interest rates (but not in excess of the amount permitted by law), to arrange loans for our account, and in connection therewith to execute and deliver any notes or other instruments and hold or pledge as security any of our Securities or other securities purchased for our account. Any lender may rely upon your instructions in all matters relating to any such loan.

   Any Securities held by you for our account may be delivered to us for carrying purposes, and if so delivered will be redelivered to you upon demand.

   9. Stabilization and Over-Allotment. We authorize you, in your discretion, to make purchases and sales of the Securities, any other securities of the Company of the same class and series, any securities of the Company into which.-' the Securities are convertible or exchangeable and any other securities of the Company which you may designate, in the open market or otherwise, for long or short account, on such terms and for such prices as you deem advisable, and to over-allot in arranging sales. Such purchases and sales and over-allotments will be made for the accounts of the Underwriters as nearly as practicable in proportion to their respective underwriting obligations. It is understood that you may have made purchases of securities of the Company for stabilizing purposes prior to the time when we become one of the Underwriters, and we agree that any securities so purchased shall be treated as having been purchased for the respective accounts of the Underwriters pursuant to the foregoing authorization. We authorize

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you, in your discretion, to cover any short position or liquidate any long position incurred pursuant to this Section 9 by purchasing or selling Securities on such terms and at such times and prices during the term of this Agreement or after its termination as you deem advisable. At no time will the amount of our net commitment either for long or short account under this Section 9 exceed 15% of our underwriting obligation. Solely for the purposes of the immediately preceding sentence, our "underwriting obligation" shall be deemed to exclude any Securities which we are obligated to purchase solely by virtue of the exercise of an over-allotment option. We will on demand take up and pay at cost Securities so purchased and deliver any Securities so sold or overallotted for our account, and, if any Underwriter defaults in any such obligation, each non-defaulting Underwriter will assume its proportionate share of such obligation without relieving the defaulting Underwriter from liability. The provisions of this Section 9 do not constitute an assurance that the price of the Securities will be stabilized or that stabilization, if commenced, may not be discontinued at any time.

   Upon request, we will advise you of the Securities retained by us and unsold and will sell to you for the account of one or more of the Underwriters such of the unsold Securities retained by us and at such price, not less than the applicable net price to Selected Dealers nor more than the public offering price, as you may determine.

   We and each other Underwriter authorize you, as our Representative, to file with the Securities and Exchange Commission (the "Commission") any notices and reports which may be required as a result of any transactions made by you for the accounts of the Underwriters pursuant to this Section 9. We understand that, in the event that you effect stabilization pursuant to this Section, you will notify us promptly of the date and time when the first stabilizing purchase is effected and the date and time when stabilization terminated. We agree that by us may be effected only with your consent, and we will furnish you with such information and reports relating to such stabilization as are required by the rules and regulations of the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

   10. Open Market Transactions. Until termination of this Agreement, unless this restriction is sooner terminated by you, we agree not to bid for, purchase, sell or attempt to induce others to purchase or sell, directly or indirectly, any of the Securities or securities exchangeable for, or convertible into, or exercisable against the Securities, any security of the same class and series as the Securities and any right to purchase the Securities or any such security, including trading in any put or call option on any such security other than (a) as provided for in this Agreement or in the Underwriting Agreement or (b) as a broker in executing unsolicited orders.

   We represent that we have not participated in any transaction prohibited by the preceding paragraph and that we have at all times complied with the provisions of Rule l0b-6 of the Commission applicable to the offering of the Securities.

   11. Expenses and Settlement. You may charge our account with all transfer taxes on sales or purchases made of Securities purchased for our account and with our proportionate share (based upon our underwriting obligation or upon sales for our accounts, as you shall determine in your sole discretion) of all other expenses incurred by you under this Agreement or in connection with the purchase, carrying, sale or distribution of the Securities. With respect to each offering of Securities to which this Agreement applies, the respective accounts of the Underwriters shall be settled as promptly as practicable after the termination of this Agreement as provided in Section 12, but you may reserve such amount as you deem advisable for additional expenses. Your determination of the amount to be paid to or by us will be conclusive. You may at any time make partial distributions of credit balances or call for payment of debit balances. Any of our funds in your hands may be held with your general funds without segregation and without accountability for interest. Notwithstanding any settlement, we will remain liable for taxes on transfers for our account and for our proportionate share (based upon our underwriting obligation) of all expenses and liabilities which may be incurred by or for the accounts of the Underwriters with respect to each offering of Securities to which this Agreement applies.

   12. Termination. With respect to each offering of Securities to which this Agreement applies, all limitations in this Agreement on the price at which the Securities may be sold, the periods of time referred to in Sections 6, 7, 11 and 18, the authority granted by the first sentence of Section 9, and the restrictions contained in Section 10, shall terminate at the close of business on the 30th day after the commencement of the offering of such Securities. You may terminate any or all of such provisions at any time prior thereto by notice to the Underwriters. All other provisions

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of this Agreement shall survive the termination of such provisions and shall remain operative and in full force and effect with respect to such offering.

   13. Default by Underwriters. Default by one or more Underwriters hereunder or under the Underwriting Agreement shall not release the other Underwriters from their obligations or affect the liability of any defaulting Underwriter to the other Underwriters for damages resulting from such default. If one or more Underwriters default under the Underwriting Agreement, you may (but shall not be obligated to) arrange for the purchase by others, including you or other non-defaulting Underwriters, of the Securities not taken up by the defaulting Underwriter or Underwriters.

   In the event that such arrangements are made, the respective underwriting obligations of the nondefaulting Underwriters and the amounts of the Securities to be purchased by others, if any, shall be taken as the basis for all rights and obligations hereunder; but this shall not in any way affect the liability of any defaulting Underwriter to the other Underwriters for damages resulting from its default, nor shall any such default relieve any other Underwriter of any of its obligations hereunder or under the Underwriting Agreement except as herein or therein provided. In addition, in the event of default by one or more Underwriters in respect of their obligations under the Underwriting Agreement to purchase the Securities agreed to be purchased by them thereunder and, to the extent that arrangements shall not have been made by you for any person to assume the obligations of such defaulting Underwriter or Underwriters, we agree, if provided in the Underwriting Agreement, to assume our proportionate share, based upon our underwriting obligation, of the obligations of each such defaulting Underwriter (subject to the limitations contained in the Underwriting Agreement) without relieving such defaulting Underwriter of its liability therefor.

   In the event of default by one or more Underwriters in respect of their obligations under this Agreement to take up and pay for any shares of Securities purchased by you for their respective accounts pursuant to Section 9 hereof, or to deliver any such shares of Securities sold or over-allotted by you for their respective accounts pursuant to any provision of this Agreement, and to the extent that arrangements shall not have been made by you for other persons to assume the obligations of such defaulting Underwriter or Underwriters, each non-defaulting Underwriter shall assume its proportionate share of the aforesaid obligations of each such defaulting Underwriter without relieving any such defaulting Underwriter of its liability therefor.

   14. Position of Representatives; No Liability for Certain Matters. You shall be under no liability to us for any act or omission except for your lack of good faith in the performance of the obligations expressly assumed by you in this Agreement, but no obligations on your part shall be implied or inferred herefrom. Without limitation, you shall be under no liability for or in respect of the validity or value of, or title to, the Securities; the form of, or the statements contained in, or the validity of, the Registration Statement as initially filed, any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement to any of them, or any other letters or instruments executed by or on behalf of the Company or others; the form or validity of the Underwriting Agreement, the Selected Dealers Agreement or this Agreement; the delivery of the Securities; the performance by the Company or others of any agreement on its or their part to be performed; the qualification of the Securities for sale under the laws of any jurisdiction; or any matter in connection with any of the foregoing. The rights and liabilities of the Underwriters are several and not joint and nothing shall constitute the Underwriters a partnership, association or separate entity.

   If the Underwriters are deemed to constitute a partnership for federal income tax purposes, we elect to be excluded from the application of Subchapter K, Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended, and agree not to take any position inconsistent with such election, and you are authorized, in your discretion, to execute on behalf of the Underwriters such evidence of such election as may be required by the Internal Revenue Service.

   15. Indemnification We will indemnify and hold harmless each other Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act, to the extent and upon the terms upon which each Underwriter agrees to indemnify the Company and other specified persons as set forth in the Underwriting Agreement.

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      If at any time claim or claims (whether alone or together with another claim or claims) shall be asserted against you, individually or as Representative of the Underwriters, or against any other Underwriter, or against any person who controls either you or such other Underwriter within the meaning of Section 15 of the Securities Act, which claim or claims arise out of or are based in whole or in part upon (i) any actual or alleged untrue or misleading statement in or omission from any version of the Registration Statement or Prospectus, or any amendment or supplement to any of them, (ii) any actual or alleged action or omission to act by you or any other Underwriter or any other person in connection with the preparation for and management or other effectuation of any of the transactions contemplated by this Agreement, the Selected Dealers Agreement or the Underwriting Agreement or (iii) any other actual or alleged action or omission in connection with or related to the offer or sale of the Securities, we authorize you to make such investigation, to retain or arrange for or approve the retaining of such attorneys (including, in your discretion, separate attorneys for any single Underwriter or group of Underwriters) and to take such other action as you shall deem necessary or desirable under the circumstances, including settlement of any such claim or claims. We will pay you, on request, our proportionate share (based upon the underwriting obligation of all Underwriters participating in such indemnification) of all expenses incurred by you to the date of each such request (including, without limitation, cost of investigation and the fees and disbursements of your attorneys and any other attorneys retained by you or whose retaining you arrange for or approve) in investigating, defending against and negotiating with respect to such claim or Claims, and our similar proportionate share of any liability incurred to the date of each such request by you, by any such other Underwriter or by any such controlling person in respect of such claim or claims, whether such liability shall be the result of a judgment or the result of any such settlement. In determining the amount of our obligation under this paragraph, appropriate adjustment may be made by you to reflect any amounts received by any one or more Underwriters in respect of such claim from the Company pursuant to the Underwriting Agreement or otherwise. If any Underwriter or Underwriters default in their obligation to make any payments under this second paragraph of Section 15, each non-defaulting Underwriter shall be obligated to pay its proportionate share of all defaulted payments, based upon such Underwriter's underwriting obligation as related to the underwriting obligations of all nondefaulting Underwriters. Nothing herein shall relieve a defaulting Underwriter from liability for its default. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

   In addition and without limitation, we will indemnify and hold harmless you, each other Underwriter and each person, if any, who controls you and each Underwriter within the meaning of Section 15 of the Securities Act, against any claim or claims, liabilities and expenses (including, without limitation, costs of investigation, attorneys' fees and disbursements and amounts paid upon judgment or settlement) to which you, any such other Underwriters and any such controlling persons may become subject or incur, in whole or in part, as a result of our actual or alleged failure to timely perform our obligations under this Agreement, the Underwriting Agreement or under applicable law or the inaccuracy of any of our representations in this Agreement or the Master Underwriters' Questionnaire (as attached hereto as Exhibit A), and we will, upon such request as may be made from time to time, pay to you, each such other Underwriter and each such controlling person (i) such expenses as have been incurred by you, such other Underwriters and such controlling persons to the date of each such request (including, without limitation, costs of investigation and attorneys' fees and disbursements) in whole or in part in investigating, defending against and negotiating with respect to such claim or claims, and (ii) any liabilities incurred by you, such other Underwriters or such controlling persons to the date of each such request, in whole or in part, as a result of such claim or claims, whether such liability shall be the result of a judgment or the result of any settlement made by you, such other Underwriter or such controlling person.

   You shall give us reasonably prompt notice of the assertion of any such claim or claims referred to in this Section 15, as well as such reports from time to time as you shall deem reasonable as to the status thereof and as to the actions taken by you in respect thereof pursuant to the foregoing authorizations and indemnifications, although your failure to do so shall not affect our obligations hereunder. In addition, we will cooperate with you and attorneys retained by you (or which you arranged for or approved the retaining of) in investigating and defending against any such claim or claims referred to in this
Section 15 and will make available all relevant records and documents and appropriate personnel. We understand that the discharge of any obligations that we may have under the provisions of the preceding two paragraphs of this Section 15 shall not relieve us of any obligation that we may have under the first paragraph of this Section 15. The foregoing indemnifications will be in addition to, and will not supersede, any other indemnification to which you, any such other Underwriter and any such controlling person shall be entitled from us

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by virtue of this Agreement, by operation of law or otherwise.

   The provisions of Section 14 hereof and our agreements contained in this
Section 15 shall remain in full force and effect regardless of any investigation made by or on behalf of you, any other Underwriter or any controlling person and shall survive the delivery of the Securities and the termination of this Agreement and the similar agreements entered into with the other Underwriters.

    16. Reports and Blue Sky Matters. We authorize you to file with the Commission and any other governmental agency any reports required in connection with any transactions effected by you for our account pursuant to this Agreement and the Underwriting Agreement, and we will furnish any information needed for such reports. As provided in Section 9 hereof, we agree to notify you in writing of the information specified in Rule 17a-2 (d) of the Commission promulgated under the Exchange Act. You shall not have any responsibility with respect to the right of any Underwriter or other person to sell the Securities in any jurisdiction, notwithstanding any information you may furnish in that connection.

   We are familiar with Rule 15c2-8 promulgated under the Exchange Act relating to the distribution of preliminary and final prospectuses for securities of an issuer (whether or not the issuer is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act) and confirm that we will comply therewith in connection with any sale of Securities.

   17. NASD Membership. We understand that you are a member in good standing of the Association. We confirm that we are actually engaged in the investment banking or securities business and are either a member in good standing of the Association or foreign dealer not eligible for membership in the Association who has agreed not to make sales within the United States, its territories or possessions or to persons who are citizens thereof or residents therein, to comply with the requirements of the Association's Interpretation with Respect to Free-Riding and Withholding in making sales of the Securities and not to use any means of interstate commerce to effect such sales unless we are registered under the Exchange Act. In connection with our sale of the Securities, and without limiting the foregoing, we specifically agree to comply with Rule 2740 of the Conduct Rules of the Association or, if we are a foreign dealer not a member of the Association, we agree to comply as though we were a member with Rule 2730, 2740 and 2750 of said Conduct Rules and with Rule 2420 of said Conduct Rules as that Rule applies to non-member brokers or dealers in a foreign country.

   We authorize you to file on our behalf with the Association such documents and information, if any, which are available or have been furnished to you for filing pursuant to applicable rules, statements and interpretations of the Association.

   18. Representations and Agreements. (a) We understand that it is our responsibility to examine the Registration Statement, the Prospectus, any amendment or supplement thereto relating to the offering of the Securities, any preliminary prospectus and the material, if any, incorporated by reference therein and we will familiarize ourselves with the terms of the Securities and the other terms of the offering thereof which are to be reflected in the Prospectus and the Invitation with respect thereto. You are authorized, with the approval of counsel for the Underwriters, to approve on our behalf any amendments or supplements to the Registration Statement or the Prospectus.

   (b) We confirm that the information that we have given or are deemed to have been given in response to the Master Underwriters' Questionnaire attached as Exhibit A hereto (which information has been furnished to the Company for use in the Registration Statement or the Prospectus) is correct. We will notify you immediately if any development occurs before the termination of this Agreement under Section 12 as to the offering of Securities which makes untrue or incomplete any information that we have given or are deemed to have been given in response to the Master Underwriters' Questionnaire.

   (c) Unless we have promptly notified you in writing otherwise, our name as it should appear in the Prospectus and our address are as set forth on the signature page hereof.

   (d) We agree that if we are advised by you that the Company was not, immediately prior to the filing of the Registration Statement, subject to the requirements of Section 13(a) or 15(d) of the Exchange Act, we will not without your consent, sell any of the Securities to an account over which we exercise discretionary authority.

    19. Capital Requirements. We confirm that our net capital and the ratio of our aggregate indebtedness to our net capital is such that we may, in accordance with and pursuant to Rule 15c3-1 promulgated by the Commission under the Exchange Act, and other applicable laws, rules and regulations relating to us, agree to purchase the Securities that we are obligated to purchase hereunder and under the Underwriting Agreement.

   20. Notices. All notices to us will be considered duly given if mailed or telegraphed to our address as set forth on the signature page hereof (as such address may be changed by written notice to you). All notices to you will be considered duly given if mailed or telegraphed to Montgomery Securities at the address set forth above, directed to the attention of the Syndicate Department, or to such other address as you may specify to us in writing from time to time.

   21. General Provisions. Subject to the provisions of Section 1 hereof, this Agreement may be amended or modified by notification in writing by you to us. This Agreement will be governed by and construed in accordance with the laws of the State of California. The invalidity or unenforceability of any provision or portion of this Agreement shall not affect the validity or enforceability of the other provisions hereof. If any provision or portion of this Agreement shall be invalid or unenforceable for any reason, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

   Neither this Agreement nor any rights hereunder may be directly or indirectly assigned (whether by merger, reverse merger, sale of stock or assets, operation of law or, without limitation, otherwise) by us. This Agreement shall inure to the benefit of and be binding upon the permissible successors and assigns and the heirs, executors and administrators of the parties hereto. No such assignment will relieve us of our obligations hereunder.

   In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be executed in several counterparts, each one of which shall be an original and all of which shall constitute one and the same document.

                                Very truly yours,

                                    ---------------------------------
                                  Name of Firm

                                  By: _______________________________
                                  Name: _____________________________
                                  Title: ____________________________

Confirmed, as of the date first above written.

MONTGOMERY SECURITIES

By: ___________________________________
               Partner

                                                                       EXHIBIT A

                       MASTER UNDERWRITERS' QUESTIONNAIRE

   In connection with each offering of Securities to which the foregoing Master Agreement Among Underwriters dated May 13, 1988 between Montgomery Securities and the Underwriter executing the same relates, except as otherwise disclosed to the Representatives in writing, such Underwriter advises the Representatives as follows and authorizes the Representatives to use the information furnished in response to this Master Underwriters' Questionnaire in the Registration Statement relating to the Securities:

         (a) Neither such Underwriter nor any of its directors, officers or partners, individually or as a part of a "group" (as that term is used in Section 13(d)(3) of the Exchange Act), (i) has a "material" relationship (as defined in Rule 405 under the Act) with the Company or any other seller of Securities in the offering or (ii) is a director, officer or holder (of record or beneficially) of 5% or more of any class of voting securities of the Company or any other seller of Securities in the offering;

         (b) With reference to the Interpretation of the Board of Governors of the Association with respect to the Review of Corporate Financing, neither such Underwriter nor any of its "related persons" (as defined by the Association) (i)has purchased or otherwise acquired from the Company any warrants, options or other securities of the Company within 18 months prior to the date that the Registration Statement was initially filed or subsequent to that date, and there are no existing arrangements for any such purchase or (ii) has had any dealings with the Company (except those with respect to the Underwriting Agreement) or any "affiliate" of the Company (as defined in Rule 405 under the Act) as to which documents other information are required to be furnished to the Association pursuant to such Interpretation;

         (c) Other than as may be stated in the Registration Statement, any Prospectus, the Master Agreement Among Underwriters, the Underwriting Agreement or any selling agreements, such Underwriter does not know of any discounts or commissions, including any cash, securities, contract or other consideration to be received by any dealer in connection with the sale of the Securities, or of any intention to over-allot the Securities or to stabilize the price of any security to facilitate the offering of the Securities;

         (d) If the Securities are to be issued pursuant to a trust indenture, such Underwriter is not in control of, controlled by, or under common control with the Trustee, any other trustee under a trust indenture relating to securities of the Company and qualified under the Trust Indenture Act of 1939 (an "Other Trustee") or any of their respective affiliates, and none of said companies or affiliates, or any of their respective directors or executive officers, is a director, officer, partner, employee, appointee or representative of such Underwriter;

         (e) If the Securities are to be issued pursuant to a trust indenture, such Underwriter and its directors, executive officers and partners, taken as a group, did not, on the date of the Trustee's Statement of Eligibility and Qualification on Form T-l, own beneficially more than 1% of the outstanding voting securities of the Trustee, the Trustee's parent, any Other Trustee or the parent of any Other Trustee;

         (f) If the Registration Statement is on Form S-l, such Underwriter has not prepared or had prepared for it within the past 12 months any engineering, management or similar report or memorandum relating to the broad aspects of the business, operations or products of the Company, except for reports solely comprising recommendations to buy, sell or hold the Company's securities, unless such recommendations have changed within the past six months;

         (g) If the Registration Statement is on either Form S-2 or Form S-3, such Underwriter has not prepared any report or memorandum for external use by it or by the Company in connection with the proposed offering of the Securities;

         (h) Such Underwriter's proposed commitment to purchase Securities will not result in a violation by it of the financial responsibility requirements of Rule 15c3-1 under the Exchange Act;

         (i) Such Underwriter is familiar with the rules, regulations and releases of the Commission dealing with the dissemination of information prior to and during registration and has not distributed nor will it distribute any written information outside of its organization relating to the Company or its securities other than in accordance with such rules, regulations and releases; and

         (j) If the Company is a "public utility," such Underwriter is not a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company" or of a "public utility," each as defined in the Public Utility Holding Company Act of 1935.

   All capitalized terms in this Questionnaire not otherwise defined herein are used as defined in the foregoing Master Agreement Among Underwriters.

May 13, 1988

                                    Very truly yours,

                                    _________________________________
                                     Name of Firm

                                  By: _______________________________
                                  Name: _____________________________
                                  Title: ____________________________

                                                                       EXHIBIT B
                           SELECTED DEALERS AGREEMENT

                                                                    May 13, 1988

MONTGOMERY SECURITIES
600 Montgomery Street
San Francisco, California 94111

Ladies and Gentlemen:

   1. General. We understand that Montgomery Securities is entering into this Agreement with us and other firms who may be offered the right to purchase as principal a portion of securities being distributed to the public. The terms and conditions of this Agreement shall be applicable to any public offering of securities ("Securities") pursuant to a registration statement filed under the Securities Act of 1933 (the "Securities Act") wherein Montgomery Securities (acting for its own account or for the account of any underwriting or similar group or syndicate) is responsible for managing or otherwise implementing the sale of the Securities to selected dealers ("Selected Dealers") and has expressly informed us that such terms and conditions shall be applicable. Any such offering of Securities to us as a Selected Dealer is hereinafter called an "Offering." In the case of any Offering in which you are acting for the account of any underwriting or similar group or syndicate ("Underwriters"), the terms and conditions of this Agreement shall be for the benefit of, and binding upon, such Underwriters, including, in the case of any Offering in which you are acting with others as representatives of Underwriters, such other representatives. The term "preliminary prospectus" means any preliminary prospectus relating to an Offering of Securities or any preliminary prospectus supplement together with a prospectus relating to an Offering of Securities; the term "Prospectus" means the prospectus, together with the final prospectus supplement, if any, relating to an Offering of Securities, either filed pursuant to Rule 424(b) or Rule 424(c) under the Securities Act or, if no such filing is required, the form of final prospectus contained in the related registration statement at the time that it first becomes effective.

   2. Conditions of Offering; Acceptance and Purchase. Any Offering will be subject to delivery of the Securities and their acceptance by you and any other Underwriters, may be subject to the approval of certain legal matters by counsel and the satisfaction of other conditions, and may be made on the basis of reservation of Securities or an allotment against subscription. You will advise us by telegram, telex, or other form of written communication ("Written Communication") of the particular method and supplementary terms and conditions (including, without limitation, the information as to prices and offering date referred to in Section 3(b)) of any Offering in which we are invited to participate. To the extent such supplementary terms and conditions are inconsistent with any provision herein, such terms and conditions shall supersede any such provision. Unless otherwise indicated in any such Written Communication, acceptances and other communications by us with respect to any Offering should be sent to Montgomery Securities, 600 Montgomery Street, San Francisco, California 94111. You reserve the right to reject any acceptance in whole or in part. Payment for Securities purchased by us is to be made at such office as you may designate, at the public offering price, or, if you shall so advise us, at such price less the concession to dealers or at the price set forth or indicated in a Written Communication, on such date as you shall determine, on one days' prior notice to us, by certified or official bank check payable in next day funds to the order of Montgomery Securities, against delivery of certificates evidencing such Securities. If payment is made for Securities purchased by us at the public offering price, the concession to which we shall be entitled will be paid to us upon termination of the provisions of
Section 3(b) hereof with respect to such Securities.

   Unless we promptly give you written instructions otherwise, if transactions in the Securities may be settled through the facilities of The Depository Trust Company, payment for and delivery of Securities purchased by us will be made through such facilities if we are a member, or if we are not a member, settlement may be made through our ordinary correspondent who is a member.

   3. Representations, Warranties, and Agreement.

   (a) Prospectuses. You shall provide us with such number of copies of each preliminary prospectus, the Prospectus and any supplement thereto relating to each Offering as we may reasonably request for the purposes contemplated by the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the applicable rules and regulations of the Securities and Exchange Commission thereunder. We represent that we are familiar with Rule 15c2-8 under the Exchange Act relating to the distribution of preliminary and final prospectuses and agree that we will comply therewith. We agree to keep an accurate record of our distribution (including dates, number of copies, and persons to whom sent) of copies of the Prospectus or any preliminary prospectus (or any amendment or supplement to any thereof), and promptly upon request by you, to bring all subsequent changes to the attention of anyone to whom such material shall have been furnished. We agree to furnish to persons who receive a confirmation of sale a copy of the Prospectus. We agree that in purchasing Securities in an Offering we will rely upon no statements in the Prospectus delivered to us by you. We will not be authorized by the issuer or other seller of Securities offered pursuant to a Prospectus or by any Underwriters to give any information or to make any representation not contained in the Prospectus in connection with the sale of such Securities.

   (b) Offer and Sale to the Public. With respect to any Offering of Securities, you will inform us by a Written Communication of the public offering price, the selling concession, the reallowance (if any) to dealers, and the time when we may commence selling Securities to the public. After such public offering has commenced, you may change the public offering price, the selling concession, and the reallowance to dealers. With respect to each Offering of Securities, until the provisions of this Section 3(b) shall be terminated pursuant to Section 4, we agree to offer Securities to the public only at the public offering price, except that if a reallowance is in effect, a reallowance from the public offering price not in excess of such reallowance may be allowed as consideration for services rendered in distribution to dealers who are actually engaged in the investment banking or securities business, who execute the written agreement prescribed by Section 24(c) of Article III of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and who are either members in good standing of the NASD or foreign brokers or dealers not eligible for membership in the NASD who represent to us that they will promptly reoffer such Securities at the public offering price and will abide by the conditions with respect to foreign brokers and dealers set forth in Section 3(e) hereof.

   (c) Stabilization and Overallotment. You may, with respect to any Offering, be authorized to overallot in arranging sales to Selected Dealers, to purchase and sell Securities, any other securities of the issuer of the Securities of the same class and series and any other securities of such issuer that you may designate for long or short account, and to stabilize or maintain the market price of the Securities. We agree to advise you from time to time upon request, prior to the termination of the provisions of Section 3(b) with respect to any Offering, of the amount of n your request, sell to you, for the accounts of the Underwriters, such amount of Securities as you may designate, at the public offering price thereof less an amount to be determined by you not in excess of the concession to dealers. In the event that prior to the later of (i) the termination of the provisions of Section 3 (b) with respect to any Offering, or
(ii) the covering by you of any short position created by you in connection with such Offering for your account or the account of one or more Underwriters, you purchase or contract to purchase for the account of any of the Underwriters, in the open market or otherwise, any Securities theretofore delivered to us, you reserve the right to withhold the above-mentioned concession to dealers on such Securities if sold to us at the public offering price, or if such concession has been allowed to us through our purchase at a net price, we agree to repay such concession upon your demand, plus in each case any taxes on redelivery, commissions, accrued interest, and dividends paid in connection with such purchase or contract to purchase.

   (d) Open Market Transactions. We agree not to bid for, purchase, attempt to purchase, or sell, directly or indirectly, any Securities, any other securities of the issuer of the Securities of the same class and series, or any other securities of such issuer as you may designate, except as brokers pursuant to unsolicited orders and as otherwise provided in this Agreement. If the Securities are common stock or securities convertible into common stock, we agree not to effect, or attempt to induce others to effect, directly or indirectly, any transactions in or relating to put or call options on any stock of such issuer, except to the extent permitted by Rule lob-6 under the Exchange Act as interpreted by the Securities and Exchange Commission.

   (e) NASD. We represent that we are actually engaged in the investment banking or securities business and we are either a member in good standing of the NASD, or, if not such a member, a foreign dealer not eligible for membership. If we are such a member, we agree that in making sales of the Securities we will comply with all applicable rules of the NASD, including, without limitation, the NASD's Interpretation with Respect to Free-Riding and Withholding and Rule 2740 of the NASD's Conduct Rules. If we are such a foreign dealer, we agree not to offer or sell any Securities in the United States of America except through you and in making sales of Securities outside the United States of America we agree to comply as though we were a member with such Interpretation and Rules 2730, 2740 and 2750 of the NASD's Conduct Rules and to comply with Rule 2420 of such Rules as it applies to a non-member broker or dealer in a foreign country.

   (f) Relationship among Underwriters and Selected Dealers. You may buy Securities from or sell Securities to any Underwriter or Selected Dealer and, with your consent, the Underwriters (if any) and the Selected Dealers may purchase Securities from and sell Securities to each other at the public offering price less all or any part of the concession. We are not authorized to act as agent for you or any Underwriter or the issuer or other seller of any Securities in offering Securities to the public or otherwise. Nothing contained herein or in any Written Communication from you shall constitute the Selected Dealers partners with you or any Underwriter or with one another. Neither you nor any Underwriter shall be under any obligation to us except for obligations assumed hereby or in any Written Communication from you in connection with any Offering. In connection with any Offering, we agree to pay our proportionate share of any claim, demand, or liability asserted against us, and the other Selected Dealers or any of them, or against you or the Underwriters, if any, based on any claim that such Selected Dealers or any of them constitute an association, unincorporated business, or other separate entity, including in each case our proportionate share of any expense incurred in defending against any such claim, demand, or liability.

   (g) Blue Sky Laws. Upon application to you, you will inform us as to the jurisdictions in which you believe the Securities have been qualified for sale under the respective securities or "blue sky" laws of such jurisdictions. We understand and agree that compliance with the securities or "blue sky" laws in each jurisdiction in which we shall offer or sell any of the Securities shall be our sole responsibility and that you assume no responsibility or obligations as to the eligibility of the Securities for sale or our right to sell the Securities in any jurisdiction.

   (h) Compliance with Law. We agree that in selling Securities pursuant to any Offering (which agreement shall also be for the benefit of the issuer or other seller of such Securities), we will comply with the applicable provisions of the Securities Act and the Exchange Act, the applicable rules and regulations of the Securities and Exchange Commission thereunder and the applicable rules and regulations of any securities exchange having jurisdiction over the Offering. You shall have full authority to take such action as you may deem advisable in respect of all matters pertaining to any Offering. Neither you nor any Underwriter shall be under any liability to us, except for lack of good faith and for obligations expressly assumed by you in this Agreement; provided, however, that nothing in this sentence shall be deemed to relieve you from any liability imposed by the Securities Act.

   4. Termination; Supplements and Amendments. This Agreement may be terminated by either party hereto upon five business days' written notice to the other party; provided that with respect to any Offering for which Written Communication was sent and accepted prior to such notice, this Agreement as it applies to such Offering shall remain in full force and effect and shall terminate with respect to such Offering in accordance with the last sentence of this Section. This Agreement may be supplemented or amended by you by written notice thereof to us, and any such supplement or amendment to this Agreement shall be effective with respect to any Offering to which this Agreement applies after the date of such supplement or amendment. Each reference to "this Agreement" herein shall, as appropriate, be to this Agreement as so amended and supplemented. The terms and conditions set forth in Sections 3(b) and (d) hereof with regard to any Offering will terminate at the close of business on the thirtieth day after the date of the initial public offering of the Securities to which such Offering related, but such terms and conditions, upon notice to us, may be terminated by you at any time.

   5. Successor and Assigns. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and other persons specified or indicated in
Section 1 hereof, and the respective successors and assigns of each of them; provided, however, that we may not assign our rights or delegate any of our duties under this Agreement without your prior written consent.

   6. Governing Law. This Agreement and the terms and condition set forth herein with respect to any Offering together with such supplementary terms and conditions with respect to such Offering as may be contained in any Written Communication from you to us in connection therewith shall be governed by, and construed in accordance with, the laws of the State of California.

   By signing this Agreement we confirm that our subscription to, or our acceptance of any reservation of, any Securities pursuant to an Offering shall constitute (i) acceptance of and agreement to the terms and conditions of this Agreement (as supplemented and amended pursuant to Section 4) together with and subject to any supplementary terms and conditions contained in any Written Communication from you in connection with such Offering, all of such shall constitute a binding agreement between us and you, individually, or as representative of any Underwriters, (ii) in confirmation that our representations and warranties set forth in Section 3 hereof are true and correct at that time and (iii) confirmation that our agreements set forth in Sections 2 and 3 hereof have been and will be fully performed by us to the extent and at the times required thereby.

                                    Very truly yours,

                                    _________________________________
                                     Name of Firm

                                  By: _______________________________
                                  Name: _____________________________
                                  Title: ____________________________


Confirmed, as of the date first above written.

MONTGOMERY SECURITIES

By: ___________________________________
                 Partner

                             _______________ Shares

                        PREMIER RESEARCH WORLDWIDE, LTD.

                                  Common Stock

                             UNDERWRITING AGREEMENT

__________, 1997

MONTGOMERY SECURITIES
FURMAN SELZ LLC
GENESIS MERCHANT GROUP SECURITIES
  As Representatives of the several Underwriters
c/o MONTGOMERY SECURITIES
600 Montgomery Street
San Francisco, California  94111

Dear Sirs:

                  SECTION 1. Introductory. Premier Research Worldwide, Ltd., a Delaware corporation (the "Company"), proposes to issue and sell 2,000,000 shares of its authorized but unissued Common Stock (the "Common Stock") and the stockholder of the Company named in Schedule B annexed hereto (the "Selling Stockholder") propose to sell 750,000 shares of the Company's issued and outstanding Common Stock to the several underwriters named in Schedule A annexed hereto (the "Underwriters"), for whom you are acting as Representatives. Said aggregate of 2,750,000 shares are herein called the "Firm Common Shares." In addition, the Company and the Selling Stockholder propose to grant to the Underwriters an option to purchase up to 412,500 additional shares of Common Stock (the "Optional Common Shares"), as provided in Section 5 hereof. The Firm Common Shares and, to the extent such option is exercised, the Optional Common Shares are hereinafter collectively referred to as the "Common Shares."

                  You have advised the Company and the Selling Stockholder that the Underwriters propose to make a public offering of their respective portions of the Common Shares on the effective date of the registration statement hereinafter referred to, or as soon thereafter as in your judgment is advisable.

                  The Company, the Selling Stockholder and UM Holdings, Ltd., the parent of the Company and the Selling Stockholder (the "Parent"), hereby confirm their respective agreements with respect to the purchase of the Common Shares by the Underwriters as follows:

                  SECTION 2. Representations and Warranties of the Company, the Selling Stockholder and the Parent. The Company, the Selling Stockholder and the Parent, jointly and severally, represent and warrant to the several Underwriters that:

                           (a)  A registration statement on Form S-1 (File
No. 333-17001) with respect to the Common Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The Company has prepared and has filed or proposes to file prior to the effective date of such registration statement an amendment or amendments to such registration statement, which amendment or amendments have been or will be similarly prepared. There have been delivered to you three signed copies of such registration statement and amendments, together with three copies of each exhibit filed therewith. Conformed copies of such registration statement and amendments (but without exhibits) and of the related preliminary prospectus have been delivered to you in such reasonable quantities as you have requested for each of the Underwriters. The Company will next file with the Commission one of the following: (i) prior to effectiveness of such registration statement, a further amendment thereto, including the form of final prospectus, (ii) a final prospectus in accordance with Rules 430A and 424(b) of the Rules and Regulations or (iii) a term sheet (the "Term Sheet") as described in and in accordance with Rules 434 and 424(b) of the Rules and Regulations. As filed, the final prospectus, if one is used, or the Term Sheet and Preliminary Prospectus, if a final prospectus is not used, shall include all Rule 430A Information and, except to the extent that you shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the date and time that this Agreement was executed and delivered by the parties hereto, or, to the extent not completed at such date and time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company shall have previously advised you in writing would be included or made therein. To the extent applicable, the copies of the registration statement and amendments, of each related prospectus subject to completion, including all documents incorporated by reference therein and of any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations furnished to you were identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission's
Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T.

                  The term "Registration Statement" as used in this Agreement shall mean such registration statement at the time such registration statement becomes effective and, in the event any post-effective amendment thereto becomes effective prior to the First Closing Date (as hereinafter defined), shall also mean such registration statement as so amended; provided, however, that such term shall also include (i) all Rule 430A Information deemed to be included in such registration statement at the time such registration statement becomes effective as provided by Rule 430A of the Rules and Regulations and (ii) any registration statement filed pursuant to 462(b) of the Rules and Regulations relating to the Common Shares. The term "Preliminary Prospectus" shall mean any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement at the time it becomes effective that omits Rule 430A Information. The term "Prospectus" as used in this Agreement shall mean either (i) the prospectus relating to the Common Shares in the form in which it is first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, (ii) if a Term Sheet is not used and no filing pursuant to Rule 424(b) of the Rules and Regulations is required, shall mean the form of final prospectus included in the Registration Statement at the time such registration statement becomes effective or (iii) if a Term Sheet is used, the Term Sheet in the form in which it is first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, together with the Preliminary Prospectus included in the Registration Statement at the time it becomes effective. The term "Rule 430A Information" means information with respect to the Common Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A of the Rules and Regulations. For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendments or supplements to any of the foregoing shall be deemed to include the respective copies thereof filed with the Commission pursuant to EDGAR.

                  (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus has conformed in all material respects to the requirements of the Act and the Rules and Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and at the time the Registration Statement becomes effective, and at all times subsequent thereto up to and including each Closing Date hereinafter mentioned, the Registration Statement and the Prospectus, and any amendments or supplements thereto, will contain all material statements and information required to be included therein by the Act and the Rules and Regulations and will in all material respects conform to the requirements of the Act and the Rules and Regulations, and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, no representation or warranty contained in this subsection 2(b) shall be applicable to information contained in or omitted from any Preliminary Prospectus, the Registration Statement, the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter, directly or through the Representatives, specifically for use in the preparation thereof.

                           (c)  The Company does not own or control, directly
or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 22 to the Registration Statement. The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations or limited liability companies in good standing under the laws of their respective jurisdictions of incorporation or formation, with full power and authority (corporate and other) to own and lease their properties and conduct their respective businesses as described in the Prospectus; except as described in the Prospectus, the Company owns all of the outstanding capital stock of its subsidiaries free and clear of all claims, liens, charges and encumbrances; the Company and each of its subsidiaries are in possession of and operating in compliance with all authorizations, licenses, permits, consents, certificates and orders material to the conduct of their respective businesses, all of which are valid and in full force and effect; the Company and each of its subsidiaries are duly qualified to do business and in good standing as foreign corporations in each jurisdiction in which the ownership or leasing of properties or the conduct of their respective businesses requires such qualification, except for jurisdictions in which the failure to so qualify would not have a material adverse effect upon the Company or the subsidiary; and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

                           (d) The Company has an authorized and outstanding
capital stock as set forth under the heading "Capitalization" in the Prospectus (it being understood that the shares of Common Stock to be issued to Premier, Inc. upon conversion of its membership interest in Premier Research, LLC. will not be outstanding until the First Closing Date); the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, are duly listed on the Nasdaq National Market, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform to the description thereof contained in the Prospectus. All issued and outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company, and the related notes thereto, included in the Prospectus, neither the Company nor any subsidiary has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

                           (e)  The Common Shares to be sold by the Company
have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will conform to the description thereof contained in the Prospectus. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Common Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right which has not been waived to require the Company to register the sale of any shares owned by such stockholder under the Act in the public offering contemplated by this Agreement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the transfer and sale of the Common Shares to be sold by the Selling Stockholder or the issuance and sale of the Common Shares to be sold by the Company as contemplated herein.

                           (f) The Company and the Parent each has full legal
right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and the Parent and constitutes a valid and binding obligation of the Company and the Parent in accordance with its terms. The making and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provisions of the certificate of incorporation or bylaws, or other organizational documents, of the Company or any of its subsidiaries, and will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of its respective properties may be bound or affected, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its subsidiaries or any of its respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the Act, the Blue Sky laws applicable to the public offering of the Common Shares by the several Underwriters and the clearance of such offering with the National Association of Securities Dealers, Inc. (the "NASD").

                           (g)  Arthur Andersen LLP, who have expressed their
opinion with respect to the financial statements and schedules filed with the Commission as a part of the Registration Statement and included in the Prospectus and in the Registration Statement, are independent accountants as required by the Act and the Rules and Regulations.

                           (h)  The financial statements and schedules of the
Company, and the related notes thereto, included in the Registration Statement and the Prospectus present fairly the financial position of the Company as of the respective dates of such financial statements and schedules, and the results of operations and changes in financial position of the Company for the respective periods covered thereby. Such statements, schedules and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis as certified by the independent accountants named in subsection 2(g). No other financial statements or schedules are required to be included in the Registration Statement. The selected financial data set forth in the Prospectus under the captions "Capitalization" and "Selected Financial Data" fairly present the information set forth therein on the basis stated in the Registration Statement.

                           (i) Except as disclosed in the Prospectus, and except
as to defaults which individually or in the aggregate would not be material to the Company, neither the Company nor any of its subsidiaries is in violation or default of any provision of its certificate of incorporation or bylaws, or other organizational documents, or is in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound; and there does not exist any state of facts which constitutes an event of default on the part of the Company or any such subsidiary as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default.

                           (j) There are no contracts or other documents
required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been described or filed as required. The contracts so described in the Prospectus are accurate and complete; all such contracts are in full force and effect on the date hereof; and neither the Company nor any of its subsidiaries, nor to the best of the Company's knowledge, any other party is in breach of or default under any of such contracts.

                           (k) There are no legal or governmental actions, suits
or proceedings pending or, to the best of the Company's knowledge, threatened to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings might, individually or in the aggregate, prevent or adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), properties, business, results of operations or prospects of the Company and its subsidiaries; and no labor disturbance by the employees of the Company or any of its subsidiaries exists or is imminent which might be expected to affect adversely such condition, properties, business, results of operations or prospects. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body.

                           (l) The Company or the applicable subsidiary has good
and marketable title to all the properties and assets reflected as owned in the financial statements hereinabove described (or elsewhere in the Prospectus), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except
(i) those, if any, reflected in such financial statements (or elsewhere in the Prospectus), or (ii) those which are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company and its subsidiaries. The Company or the applicable subsidiary holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company. Except as disclosed in the Prospectus, the Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

                           (m) Since the respective dates as of which
information is given in the Registration Statement and Prospectus, and except as described in or specifically contemplated by the Prospectus: (i) the Company and its subsidiaries have not incurred any material liabilities or obligations, indirect, direct or contingent, or entered into any material verbal or written agreement or other transaction which is not in the ordinary course of business or which could result in a material reduction in the future earnings of the Company and its subsidiaries; (ii) the Company and its subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company and its subsidiaries are not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock (other than upon the sale of the Common Shares hereunder or indebtedness material to the Company and its subsidiaries (other than in the ordinary course of business); and (v) there has not been any material adverse change in the condition (financial or otherwise), business, properties, results of operations or prospects of the Company and its subsidiaries.

                           (n) Except as disclosed in or specifically
contemplated by the Prospectus, the Company and its subsidiaries have sufficient trademarks, trade names, patent rights, mask works, copyrights, licenses, approvals and governmental authorizations to conduct their businesses as now conducted; the expiration of any trademarks, trade names, patent rights, mask works, copyrights, licenses, approvals or governmental authorizations would not have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company or its subsidiaries; and the Company has no knowledge of any material infringement by it or its subsidiaries of trademark, trade name rights, patent rights, mask works, copyrights, licenses, trade secret or other similar rights of others, and there is no claim being made against the Company or its subsidiaries regarding trademark, trade name, patent, mask work, copyright, license, trade secret or other infringement which could have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company and its subsidiaries.

                           (o) The Company has not been advised, and has no
reason to believe, that either it or any of its subsidiaries is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not materially adversely affect the condition (financial or otherwise), business, results of operations or prospects of the Company and its subsidiaries.

                           (p) The Company and its subsidiaries have filed on a
timely basis all necessary federal, state and foreign income and franchise tax returns and have paid all taxes shown as due thereon; and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company or its subsidiaries which could materially and adversely affect the business, operations or properties of the Company and its subsidiaries.

                           (q) The Company is not an "investment company" within
the meaning of the Investment Company Act of 1940, as amended.

                           (r) The Company has not distributed and will not
distribute prior to the First Closing Date any offering material in connection with the offering and sale of the Common Shares other than the Prospectus, the Registration Statement and the other materials permitted by the Act.

                           (s) Each of the Company and its subsidiaries maintain
insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

                           (t) Neither the Company nor any of its subsidiaries
has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                           (u) The Parent and the Company have not taken and
will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Shares.

                  SECTION 3. Representations, Warranties and Covenants of the Selling Stockholder.

                           (a) The Parent and the Selling Stockholder, jointly
and severally, represent and warrant to, and agree with, the several Underwriters that:

                                    (i) Such Selling Stockholder has, and on the
First Closing Date hereinafter mentioned will have, good and marketable title to the Common Shares proposed to be sold by such

Selling Stockholder hereunder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver such Common Shares hereunder, free and clear of all voting trust arrangements, liens, encumbrances, equities, security interests, restrictions and claims whatsoever; and upon delivery of and payment for such Common Shares hereunder, the Underwriters will acquire good and marketable title thereto, free and clear of all liens, encumbrances, equities, claims, restrictions, security interests, voting trusts or other defects of title whatsoever.

                                    (ii) Such Selling Stockholder has executed
and delivered a Power of Attorney and caused to be executed and delivered on its behalf a Custody Agreement (hereinafter collectively referred to as the "Stockholders Agreement") and in connection herewith such Selling Stockholder further represents, warrants and agrees that such Selling Stockholder has deposited in custody, under the Stockholders Agreement, with the agent named therein (the "Agent") as custodian, certificates in negotiable form for the Common Shares to be sold hereunder by such Selling Stockholder, for the purpose of further delivery pursuant to this Agreement. Such Selling Stockholder agrees that the Common Shares to be sold by such Selling Stockholder on deposit with the Agent are subject to the interests of the Company and the Underwriters, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Stockholders Agreement, by any act of such Selling Stockholder, by operation of law, by the merger, dissolution or liquidation of such Selling Stockholder or by the occurrence of any other event. If the Selling Stockholder should be merged, dissolved or liquidated, or if any other event should occur, before the delivery of the Common Shares hereunder, the documents evidencing Common Shares then on deposit with the Agent shall be delivered by the Agent in accordance with the terms and conditions of this Agreement as if such merger, dissolution or liquidation or other event had not occurred, regardless of whether or not the Agent shall have received notice thereof. This Agreement and the Stockholders Agreement have been duly executed and delivered by or on behalf of such Selling Stockholder and the form of such Stockholders Agreement has been delivered to you.

                                    (iii) The performance of this Agreement and
the Stockholders Agreement and the consummation of the transactions contemplated hereby and by the Stockholders Agreement will not result in a breach or violation by such

Selling Stockholder of any of the terms or provisions of, or constitute a default by such Selling Stockholder under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its properties is bound, any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to such Selling Stockholder or any of its properties.

                                    (iv) Such Selling Stockholder has not taken
and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Shares.

                                    (v) Each Preliminary Prospectus and the
Prospectus, insofar as it has related to such Selling Stockholder has conformed in all material respects to the requirements of the Act and the Rules and Regulations and has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, as it relates to such Selling Stockholder, will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                           (b) The Selling Stockholder agrees with the Company
and the Underwriters not to offer to sell, sell or contract to sell or otherwise dispose of any shares of Common Stock or securities convertible into or exchangeable for any shares of Common Stock, for a period of 180 days after the first date that any of the Common Shares are released by you for sale to the public, without the prior written consent of Montgomery Securities, which consent may be withheld at the sole discretion of Montgomery Securities.

                  SECTION 4. Representations and Warranties of the Underwriters. The Representatives, on behalf of the several Underwriters, represent and warrant to the Company and to the Selling Stockholder that the information set forth (i) on the cover page of the Prospectus with respect to price, underwriting discounts and commissions and terms of offering and (ii) under "Underwriting" in the Prospectus was furnished to the Company by and on behalf of the Underwriters for use in connection with the preparation of the Registration Statement and the Prospectus and is correct in all material respects. The Representatives represent and warrant that they have been authorized by each of the other Underwriters as the Representatives to enter into this Agreement on its behalf and to act for it in the manner herein provided.

                  SECTION 5. Purchase, Sale and Delivery of Common Shares. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, (i) the Company agrees to issue and sell to the Underwriters 2,000,000 of the Firm Common Shares, and
(ii) the Selling Stockholder agree to sell to the Underwriters 750,000 of the Firm Common Shares. The Underwriters agree, severally and not jointly, to purchase from the Company and the Selling Stockholder the number of Firm Common Shares described below. The purchase price per share to be paid by the several Underwriters to the Company and to the Selling Stockholder shall be $___ per share.

                  The obligation of each Underwriter to the Company shall be to purchase from the Company that number of full shares which (as nearly as practicable, as determined by you) bears to 2,000,000 the same proportion as the number of shares set forth opposite the name of such Underwriter in Schedule A hereto bears to the total number of Firm Common Shares. The obligation of each Underwriter to the Selling Stockholder shall be to purchase from the Selling Stockholder that number of full shares which (as nearly as practicable, as determined by you) bears to 750,000 the same proportion as the number of shares set forth opposite the name of such Underwriter in Schedule A hereto bears to the total number of Firm Common Shares.

                  Delivery of certificates for the Firm Common Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Montgomery Securities, 600 Montgomery Street, San Francisco, California (or such other place as may be agreed upon by the Company and the Representatives) at such time and date, not later than the third (or, if the Firm Common Shares are priced, as contemplated by Rule 15c6-1(c) under the Securities Exchange Act of 1934, after 4:30 P.M. Washington D.C. time, the fourth) full business day following the first date that any of the Common Shares are released by you for sale to the public, as you shall designate by at least 48 hours prior notice to the Company (or at such other time and date, not later than one week after such third or fourth, as the case may be, full business day as may be agreed upon by the Company and the Representatives) (the "First Closing Date"); provided, however, that if the Prospectus is at any time prior to the First Closing Date recirculated to the public, the First Closing Date shall occur upon the later of the third or fourth, as the case may be, full business day following the first date that any of the Common Shares are released by you for sale to the public or the date that is 48 hours after the date that the Prospectus has been so recirculated.

                  Delivery of certificates for the Firm Common Shares shall be made by or on behalf of the Company and the Selling Stockholder to you, for the respective accounts of the Underwriters with respect to the Firm Common Shares to be sold by the Company and by the Selling Stockholder against payment by you, for the accounts of the several Underwriters, of the purchase price therefor by a wire transfer of immediately available funds to accounts designated by the Company and by the Selling Stockholder, respectively, in proportion to the number of Firm Common Shares to be sold by the Company and the Selling Stockholder. The certificates for the Firm Common Shares shall be registered in such names and denominations as you shall have requested at least two full business days prior to the First Closing Date, and shall be made available for checking and packaging on the business day preceding the First Closing Date at a location in New York, New York, as may be designated by you. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

                  In addition, on the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, each of the Company and the Selling Stockholder hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 206,250 Optional Common Shares at the purchase price per share to be paid for the Firm Common Shares, for use solely in covering any over-allotments made by you for the account of the Underwriters in the sale and distribution of the Firm Common Shares. The options granted hereunder may be exercised at any time (but not more than once) within 30 days after the first date that any of the Common Shares are released by you for sale to the public, upon notice by you to the Company and the Selling Stockholder setting forth the aggregate number of Optional Common Shares as to which the Underwriters are exercising the option, the names and denominations in which the certificates for such shares are to be registered and the time and place at which such certificates will be delivered. Such time of delivery (which may not be earlier than the First Closing Date), being herein referred to as the "Second Closing Date," shall be determined by you, but if at any time other than the First Closing Date shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. The number of Optional Common Shares to be purchased by each Underwriter shall be determined by multiplying the number of Optional Common Shares to be sold by the Company and the Selling Stockholder pursuant to such notice of exercise by a fraction, the numerator of which is the number of Firm Common Shares to be purchased by such Underwriter as set forth opposite its name in Schedule A and the denominator of which is 2,750,000 (subject to such adjustments to eliminate any fractional share purchases as you in your discretion may make). Certificates for the Optional Common Shares will be made available for checking and packaging on the business day preceding the Second Closing Date at a location in New York, New York, as may be designated by you. The manner of payment for and delivery of the Optional Common Shares shall be the same as for the Firm Common Shares purchased from the Company and the Selling Stockholder as specified in the two preceding paragraphs. At any time before lapse of the option, you may cancel such option by giving written notice of such cancellation to the Company. If the option is cancelled or expires unexercised in whole or in part, the Company will deregister under the Act the number of Option Shares as to which the option has not been exercised.

                  You have advised the Company and the Selling Stockholder that each Underwriter has authorized you to accept delivery of its Common Shares, to make payment and to receipt therefor. You, individually and not as the Representatives of the Underwriters, may (but shall not be obligated to) make payment for any Common Shares to be purchased by any Underwriter whose funds shall not have been received by you by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

                  Subject to the terms and conditions hereof, the Underwriters propose to make a public offering of their respective portions of the Common Shares as soon after the effective date of the Registration Statement as in the judgment of the Representatives is advisable and at the public offering price set forth on the cover page of and on the terms set forth in the final prospectus, if one is used, or on the first page of the Term Sheet, if one is used.

                  SECTION 6. Covenants of the Company. The Company covenants and agrees that:

                           (a) The Company will use its best efforts to cause
the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective. If the Registration Statement has become or becomes effective pursuant to Rule 430A of the Rules and Regulations, or the filing of the Prospectus is otherwise required under Rule 424(b) of the Rules and Regulations, the Company will file the Prospectus, properly completed, pursuant to the applicable paragraph of Rule 424(b) of the Rules and Regulations within the time period prescribed and will provide evidence satisfactory to you of such timely filing. The Company will promptly advise you in writing (i) of the receipt of any comments of the Commission, (ii) of any request of the Commission for amendment of or supplement to the Registration Statement (either before or after it becomes effective), any Preliminary Prospectus or the Prospectus or for additional information, (iii) when the Registration Statement shall have become effective, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. The Company will not file any amendment or supplement to the Registration Statement (either before or after it becomes effective), any Preliminary Prospectus or the Prospectus of which you have not been furnished with a copy a reasonable time prior to such filing or to which you reasonably object or which is not in compliance with the Act and the Rules and Regulations.

                           (b) The Company will prepare and file with the
Commission, promptly upon your request, any amendments or supplements to the Registration Statement or the Prospectus which in your judgment may be necessary or advisable to enable the several Underwriters to continue the distribution of the Common Shares and will use its best efforts to cause the same to become effective as promptly as possible. The Company will fully and completely comply with the provisions of Rule 430A of the Rules and Regulations with respect to information omitted from the Registration Statement in reliance upon such Rule.

                           (c) If at any time within the nine-month period
referred to in Section 10(a)(3) of the Act during which a prospectus relating to the Common Shares is required to be delivered under the Act any event occurs, as a result of which the Prospectus, including any amendments or supplements, would include an untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if it is necessary at any time to amend the Prospectus, including any amendments or supplements, to comply with the Act or the Rules and Regulations, the Company will promptly advise you thereof and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance and will use its best efforts to cause the same to become effective as soon as possible; and, in case any Underwriter is required to deliver a prospectus after such nine-month period, the Company upon request, but at the expense of such Underwriter, will promptly prepare such amendment or amendments to the Registration Statement and such Prospectus or Prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act.

                           (d) As soon as practicable, but not later than 45
days after the end of the first quarter ending after one year following the "effective date of the Registration Statement" (as defined in Rule 158(c) of the Rules and Regulations), the Company will make generally available to its security holders an earnings statement (which need not be audited) covering a period of 12 consecutive months beginning after the effective date of the Registration Statement which will satisfy the provisions of the last paragraph of Section 11(a) of the Act. To the extent applicable, such documents shall be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                           (e) During such period as a prospectus is required by
law to be delivered in connection with sales by an Underwriter or dealer, the Company, at its expense, but only for the nine-month period referred to in
Section 10(a)(3) of the Act, will furnish to you and the Selling Stockholder or mail to your order copies of the Registration Statement, the Prospectus, the Preliminary Prospectus and all amendments and supplements to any such documents in each case as soon as available and in such quantities as you and the Selling Stockholder may request, for the purposes contemplated by the Act. To the extent applicable, such documents shall be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                           (f) The Company shall cooperate with you and your
counsel in order to qualify or register the Common Shares for sale under (or obtain exemptions from the application of) the Blue Sky laws of such jurisdictions as you designate, will comply with such laws and will continue such qualifications, registrations and exemptions in effect so long as reasonably required for the distribution of the Common Shares. The Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise you promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Common Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company, with your cooperation, will use its best efforts to obtain the withdrawal thereof.

                           (g) During the period of five years hereafter, the
Company will furnish to the Representatives and, upon request of the Representatives, to each of the other Underwriters: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public accountants;
(ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its Common Stock.

                           (h) During the period of 180 days after the first
date that any of the Common Shares are released by you for sale to the public, without the prior written consent of Montgomery Securities (which consent may be withheld at the sole discretion of Montgomery Securities), the Company will not (other than pursuant to outstanding stock options disclosed in the Prospectus) issue, offer, sell, grant options to purchase or otherwise dispose of any of the Company's equity securities or any other securities convertible into or exchangeable with its Common Stock or other equity security; provided, that the Company may grant options to purchase its Common Stock to directors or employees under stock option plans described in the Prospectus as long as such options do not become exercisable prior to the end of said 180-day period.

                           (i) The Company will apply the net proceeds of the
sale of the Common Shares sold by it substantially in accordance with its statements under the caption "Use of Proceeds" in the Prospectus.

                           (j) The Company will use its best efforts to qualify
or register its Common Stock for sale in non-issuer transactions under (or obtain exemptions from the application of) the Blue Sky laws of the State of California (and thereby permit market making transactions and secondary trading in the Company's Common Stock in California), will comply with such Blue Sky laws and will continue such qualifications, registrations and exemptions in effect for a period of five years after the date hereof.

                           (k) The Company will use its best efforts to list,
subject to official notice of issuance, on the Nasdaq National Market, the Stock to be issued and sold by the Company.

                           (l) The Company will file Form SR in conformity with
the requirements of the Act and the Rules and Regulations.

                  You, on behalf of the Underwriters, may, in your sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

                  SECTION 7. Payment of Expenses. Whether or not the transactions contemplated hereunder are consummated or this Agreement becomes effective or is terminated, the Company and, unless otherwise paid by the Company, the Selling Stockholder agree to pay in such proportions as they may agree upon among themselves all costs, fees and expenses incurred in connection with the performance of their obligations hereunder and in connection with the transactions contemplated hereby, including without limiting the generality of the foregoing, (i) all expenses incident to the issuance and delivery of the Common Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the

Common Stock, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Common Shares to the Underwriters,
(iv) all fees and expenses of the Company's counsel and the Company's independent accountants, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement, each Preliminary Prospectus and the Prospectus (including all exhibits and financial statements) and all amendments and supplements provided for herein, this Agreement, the Agreement Among Underwriters, the Selected Dealers Agreement, the Underwriters' Questionnaire, the Underwriters' Power of Attorney and the Blue Sky memorandum, (vi) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Common Shares for offer and sale under the Blue Sky laws, (vii) the filing fee of the National Association of Securities Dealers, Inc., and (viii) all other fees, costs and expenses referred to in Item 13 of the Registration Statement. The Underwriters may deem the Company to be the primary obligor with respect to all costs, fees and expenses to be paid by the Company and by the Selling Stockholder. Except as provided in this Section 7, Section 9 and Section 11 hereof, the Underwriters shall pay all of their own expenses, including the fees and disbursements of their counsel (excluding those relating to qualification, registration or exemption under the Blue Sky laws and the Blue Sky memorandum referred to above). This Section 7 shall not affect any agreements relating to the payment of expenses between the Company and the Selling Stockholder.

                  The Selling Stockholder will pay (directly or by reimbursement) all fees and expenses incident to the performance of its obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to (i) any fees and expenses of counsel for such Selling Stockholder; (ii) any fees and expenses of the Agent; and (iii) all expenses and taxes incident to the sale and delivery of the Common Shares to be sold by such Selling Stockholder to the Underwriters hereunder.

                  SECTION 8. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Common Shares on the First Closing Date and the Optional Common Shares on the Second Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company, the Parent and the Selling Stockholder herein set forth as of the date hereof and as of the

First Closing Date or the Second Closing Date, as the case may be, to the accuracy of the statements of officers of the Company, the Parent and the Selling Stockholder made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholder of their respective obligations hereunder, and to the following additional conditions:

                           (a) The Registration Statement shall have become
effective not later than 5:00 P.M. (or, in the case of a registration statement filed pursuant to Rule 462(b) of the Rules and Regulations relating to the Common Shares, not later than 10 P.M.), Washington, D.C. Time, on the date of this Agreement, or at such later time as shall have been consented to by you; if the filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b) of the Rules and Regulations, the Prospectus shall have been filed in the manner and within the time period required by Rule 424(b) of the Rules and Regulations; and prior to such Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, the Selling Stockholder or you, shall be contemplated by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement, or otherwise, shall have been complied with to your satisfaction.

                           (b) You shall be satisfied that since the respective
dates as of which information is given in the Registration Statement and Prospectus, (i) there shall not have been any change in the capital stock of the Company or any of its subsidiaries or any material change in the indebtedness (other than in the ordinary course of business) of the Company or any of its subsidiaries, (ii) except as set forth or contemplated by the Registration Statement or the Prospectus, no material verbal or written agreement or other transaction shall have been entered into by the Company or any of its subsidiaries, which is not in the ordinary course of business or which could result in a material reduction in the future earnings of the Company and its subsidiaries, (iii) no loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries shall have been sustained which materially and adversely affects the condition (financial or otherwise), business, results of operations or prospects of the Company and its subsidiaries, (iv) no legal or governmental action, suit or proceeding affecting the Company or any of its subsidiaries which is material to the Company and its subsidiaries or which affects or may affect the transactions contemplated by this Agreement shall have been instituted or threatened, and (v) there shall not have been any material change in the condition (financial or otherwise), business, management, results of operations or prospects of the Company and its subsidiaries which makes it impractical or inadvisable in the judgment of the Representatives to proceed with the public offering or purchase the Common Shares as contemplated hereby.

                           (c) There shall have been furnished to you, as
Representatives of the Underwriters, on each Closing Date, in form and substance satisfactory to you, except as otherwise expressly provided below:

                                    (i)  An opinion of Archer & Greiner, counsel
for the Company and the Selling Stockholder, addressed to the Underwriters and dated the First Closing Date, or the Second Closing Date, as the case may be, to the effect that:

                                            (1) Each of the Company and its
         subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions where the ownership or leasing of properties or the conduct of its business requires such qualification, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company and its subsidiaries taken as a whole, and has full corporate power and authority to own its properties and conduct its business as described in the Registration Statement;

                                            (2) The authorized, issued and
         outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus; all necessary and proper corporate proceedings have been taken in order to authorize validly such authorized Common Stock; all outstanding shares of Common Stock (including the Firm Common Shares and at the Second Closing Date any Optional Common Shares sold by the Selling Stockholder) have been duly and validly issued, are fully paid and nonassessable, have been issued in compliance with federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase any securities arising under the laws of the State of Delaware, pursuant to the Certificate of Incorporation or By-laws of the Company or, to the best of such counsel's knowledge, pursuant to any contract or agreement and conform to the description thereof contained in the Prospectus; without limiting the foregoing, there are no preemptive or other rights to subscribe for or purchase any of the Common Shares to be sold by the Company or the Selling Stockholder hereunder arising under the laws of the State of Delaware, pursuant to the Certificate of Incorporation or By-laws of the Company or, to the best of such counsel's knowledge, pursuant to any contract or agreement;

                                            (3) All of the issued and
         outstanding shares of the Company's subsidiaries have been duly and validly authorized and issued, are fully paid and nonassessable and are owned beneficially by the Company free and clear of all liens, encumbrances, equities, claims, security interests, voting trusts or other defects of title whatsoever;

                                            (4) The certificates evidencing the
         Common Shares to be delivered hereunder are in due and proper form under Delaware law, and when duly countersigned by the Company's transfer agent and registrar, and delivered to you or upon your order against payment of the agreed consideration therefor in accordance with the provisions of this Agreement, the Common Shares represented thereby will be duly authorized and validly issued, fully paid and nonassessable, will not have been issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, arising under the laws of the State of Delaware, pursuant to the Certificate of Incorporation or By-laws of the Company or, to the best of such counsel's knowledge, pursuant to any contract or agreement and will conform in all respects to the description thereof contained in the Prospectus;

                                            (5) Except as disclosed in or
         specifically contemplated by the Prospectus, to the best of such counsel's knowledge, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company;

                                            (6) (a) The Registration Statement
                  has become effective under the Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or contemplated by the Commission; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules and Regulations has been made in the manner and within the time period required by such Rule 424(b);

                                                (b) The Registration Statement,
                  the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules included therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations;

                                                (c) To the best of such
                  counsel's knowledge, there are no franchises, leases, contracts, agreements or documents of a character required to be disclosed in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not disclosed or filed, as required; and

                                                (d) To the best of such
                  counsel's knowledge, there are no legal or governmental actions, suits or proceedings pending or threatened against the Company which are required to be described in the Prospectus which are not described as required;

                                            (7) The Company has full right,
         power and authority to enter into this Agreement and to sell and deliver the Common Shares to be sold by it to the several Underwriters; this Agreement has been duly and validly authorized by all necessary corporate action by the Company, has been duly and validly executed and delivered by and on behalf of the Company, and is a valid and binding agreement of the Company in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and except as to those provisions relating to indemnity or contribution for liabilities arising under the Act as to which no opinion need be expressed; and no approval, authorization, order, consent, registration, filing, qualification, license or permit of or with any court, regulatory, administrative or other governmental body is required for the execution and delivery of this Agreement by the Company or the consummation of the transactions contemplated by this Agreement, except such as have been obtained and are in full force and effect under the Act and such as may be required under applicable Blue Sky laws in connection with the purchase and distribution of the Common Shares by the Underwriters and the clearance of such offering with the NASD as to which no opinion need be expressed;

                                            (8) The execution and performance of
         this Agreement and the consummation of the transactions herein contemplated will not conflict with, result in the breach of, or constitute, either by itself or upon notice or the passage of time or both, a default under, any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of its or their property may be bound or affected which is material to the Company and its subsidiaries taken as a whole, or violate any of the provisions of the certificate of incorporation or bylaws, or other organizational documents, of the Company or any of its subsidiaries or, so far as is known to such counsel, violate any statute, judgment, decree, order, rule or regulation of any court or governmental body having jurisdiction over the Company or any of its subsidiaries or any of its or their property;

                                            (9) Neither the Company nor any
         subsidiary is in violation of its certificate of incorporation or bylaws, or other organizational documents, or to the best of such counsel's knowledge, in breach of or default with respect to any provision of any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument known to such counsel to which the Company or any such subsidiary is a party or by which it or any of its properties may be bound or affected, except where such default would not materially adversely affect the Company and its subsidiaries taken as a whole; and such counsel is not aware of any failure of the Company or any of its subsidiaries to comply with all laws, rules, regulations, judgments, decrees, orders and statutes of any court or jurisdiction to which they are subject, except where noncompliance would not materially adversely affect the Company and its subsidiaries taken as a whole;

                                            (10) The statements in the
         Registration Statement and the Prospectus summarizing statutes, rules and regulations (other than the statements under the captions "Risk Factors - Dependence on Government Regulation" and "Business - Government Regulation" as to which such counsel need express no opinion), including the Delaware corporation law and the description of the certificate of incorporation and bylaws of the Company, are accurate in all material respects and fairly present the information required to be presented by the Act or the Rules and Regulations; and such counsel does not know of any statutes, rules or regulations required to be described in the Registration Statement or the Prospectus that are not described or referred to therein as required;

                                            (11) The statements under the
         captions "Risk Factors - Shares Eligible for Future Sale," "Management
         - Stock Option Plans," "Management - Employment Contracts," "Management
         - 401(k) Plan," "Management Compensation Committee Interlocks and Insider Participation," "Certain Relationships and Related Party Transactions," and "Description of Capital Stock" in the Prospectus and
         Item 15 in the Registration Statement, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly present, in all material respects, the information called for with respect to such documents and matters;

                                            (12) The information required to be
         set forth in the Registration Statement in answer to Items 9, 10 (insofar as it relates to such counsel) and 11(c) of Form S-1 is, to the best of such counsel's knowledge, accurately and adequately set forth therein in all material respects or no response is required with respect to such Items;

                                            (13) Such counsel is not aware of
         any failure of the Company or any of its subsidiaries to obtain any licenses, consents, certificates, orders, approvals or permits of any federal, state, local or foreign government authority that are necessary to conduct its business substantially as described in the Registration Statement and the Prospectus, except where failure to have such licenses, consents, certificates, orders, approvals and permits would not have a material adverse effect on the condition (financial or otherwise), business, properties, results of operations or prospects of the Company and its subsidiaries taken as a whole;

                                            (14) To the best of such counsel's
         knowledge, no holders of securities of the Company have rights which have not been waived to the registration of shares of Common Stock or other securities, because of the filing of the Registration Statement by the Company or the offering contemplated hereby;

                                            (15) To the best of such counsel's
         knowledge, this Agreement and the Stockholders Agreement have been duly authorized, executed and delivered by or on behalf of the Selling Stockholder; the Agent has been duly and validly authorized to act as the custodian of the Common Shares to be sold by such Selling Stockholder; and the performance of this Agreement and the Stockholders Agreement and the consummation of the transactions herein contemplated by the Selling Stockholder will not result in a breach of, or constitute a default under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder or any of its properties may be bound, or violate any statute, judgment, decree, order, rule or regulation known to such counsel of any court or governmental body having jurisdiction over the Selling Stockholder or any of its properties; and to the best of such counsel's knowledge, no approval, authorization, order or consent of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the Stockholders Agreement or the consummation by the Selling Stockholder of the transactions contemplated by this Agreement, except such as have been obtained and are in full force and effect under the Act and such as may be required under the rules of the NASD and applicable Blue Sky laws as to which no opinion need be expressed;

                                            (16) To the best of such counsel's
         knowledge, the Selling Stockholder has full right, power and authority to enter into this Agreement and the Stockholders Agreement and to sell, transfer and deliver the Common Shares to be sold on such Closing Date by such Selling Stockholder hereunder and good and marketable title to such Common Shares so sold, free and clear of all liens, encumbrances, equities, claims, restrictions, security interests, voting trusts, or other defects of title whatsoever, has been transferred to the Underwriters (whom counsel may assume to be bona fide purchasers) who have purchased such Common Shares hereunder; and

                                            (17) To the best of such counsel's
         knowledge, this Agreement and the Stockholders Agreement are valid and binding agreements of the Selling Stockholder in accordance with their terms except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and except with respect to those provisions relating to indemnities or contributions for liabilities under the Act, as to which no opinion need be expressed.

                                            (18) No transfer taxes are required
         to be paid in connection with the sale and delivery of the Common Shares to the Underwriters hereunder.

                  In rendering such opinion, such counsel may rely as to matters of local law not involving the laws of Pennsylvania or Delaware, on opinions of local counsel, and as to matters of fact, on certificates of the Selling Stockholder and of officers of the Company and of governmental officials, in which case their opinion is to state that they are so doing and that the Underwriters are justified in relying on such opinions or certificates and copies of said opinions or certificates are to be attached to the opinion.

                  In addition, such counsel shall include a statement to the effect that such counsel has participated in conferences with officials and other representatives of the Company, the Representatives, Underwriters' Counsel and the independent public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel which caused them to believe that, at the time the Registration Statement became effective the Registration Statement (except as to financial statements (including notes and schedules) as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the First Closing Date or the Second Closing Date, as the case may be, the

Registration Statement or the Prospectus (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                           (ii) An opinion of King & Spalding, regulatory
counsel for the Company, addressed to the Underwriters and dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that:

                                 (1) The statements in the Prospectus under the
                  captions "Risk Factors - Dependence on Government Regulation," and "Business - Government Regulation," and other references in the Prospectus to those matters described in such sections, insofar as such statements purport to summarize applicable provisions of the Federal Food, Drug and Cosmetic Act ("FFDCA"), Part F of the Public Health Service Act ("PHSA") relating to the licensing of biological products and clinical laboratories, and the regulations established thereunder, are accurate summaries in all material respects of the provisions purported to be summarized under such captions in the Prospectus; and

                                 (2) Nothing has come to such counsel's
                  attention in the course of our representation of the Company that causes them to believe that the statements, to the extent such statements relate to the FFDCA, or regulations or legal conclusions under the FFDCA, or to Part F of PHSA relating to the licensing of biological products and clinical laboratories, or regulations or legal conclusions under Part F of the PHSA, under the captions entitled "Risk Factors Dependence on Government Regulation" and "Business Government Regulation" and other references to those matters described in such sections in the Registration Statement at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or in the Prospectus, at the time the Prospectus was issued and at the First Closing Date or the Second Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (iii) Such opinion or opinions of Ballard Spahr
Andrews & Ingersoll, counsel for the Underwriters dated the First Closing Date or the Second Closing Date, as the case may be, with respect to the incorporation of the Company, the sufficiency of all corporate proceedings and other legal matters relating to this Agreement, the validity of the Common Shares, the Registration Statement and the Prospectus and other related matters as you may reasonably require, and the Company and the Selling Stockholder shall have furnished to such counsel such documents and shall have exhibited to them such papers and records as they may reasonably request for the purpose of enabling them to pass upon such matters. In connection with such opinions, such counsel may rely on representations or certificates of officers of the Company, governmental officials and the Selling Stockholder.

                           (iv) A certificate of the Parent and the Company
executed by the Chairman of the Board or President and the chief financial or accounting officer of the Parent and the Company, respectively, dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that:

                                            (1) The representations and
         warranties of the Parent and the Company set forth in Section 2 of this Agreement are true and correct as of the date of this Agreement and as of the First Closing Date or the Second Closing Date, as the case may be, and the Parent and the Company have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied on or prior to such Closing Date;

                                            (2) The Commission has not issued
         any order preventing or suspending the use of the Prospectus or any Preliminary Prospectus filed as a part of the Registration Statement or any amendment thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and to the best of the knowledge of the respective signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Act;

                                            (3) Each of the respective signers
         of the certificate has carefully examined the Registration Statement and the Prospectus; in his opinion and to the best of his knowledge, the Registration Statement and the Prospectus and any amendments or supplements thereto contain all statements required to be stated therein regarding the Company and its subsidiaries, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                                            (4) Since the initial date on which
         the Registration Statement was filed, no agreement, written or oral, transaction or event has occurred which should have been set forth in an amendment to the Registration Statement or in a supplement to or amendment of any prospectus which has not been disclosed in such a supplement or amendment;

                                            (5) Since the respective dates as of
         which information is given in the Registration Statement and the Prospectus, and except as disclosed in or contemplated by the Prospectus, there has not been any material adverse change or a development involving a material adverse change in the condition (financial or otherwise), business, properties, results of operations, management or prospects of the Company and its subsidiaries; and no legal or governmental action, suit or proceeding is pending or threatened against the Company or any of its subsidiaries which is material to the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, or which may adversely affect the transactions contemplated by this Agreement; since such dates and except as so disclosed, neither the Company nor any of its subsidiaries has entered into any verbal or written agreement or other transaction which is not in the ordinary course of business or which could result in a material reduction in the future earnings of the Company or incurred any material liability or obligation, direct, contingent or indirect, made any change in its capital stock, made any material change in its short-term debt or funded debt or repurchased or otherwise acquired any of the Company's capital stock; and the Company has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock payable to stockholders of record on a date prior to the First Closing Date or Second Closing Date; and

                                            (6) Since the respective dates as of
         which information is given in the Registration Statement and the Prospectus and except as disclosed in or contemplated by the Prospectus, the Company and its subsidiaries have not sustained a material loss or damage by strike, fire, flood, windstorm, accident or other calamity (whether or not insured).

                           (v) A certificate, dated the First Closing Date or
the Second Closing Date, as the case may be, and addressed to you, signed by or on behalf of the Selling Stockholder to the effect that the representations and warranties of such Selling Stockholder in this Agreement are true and correct, as if made at and as of the First Closing Date or the Second Closing Date, as the case may be, and such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied prior to the First Closing Date or the Second Closing Date, as the case may be.


                           (vi) On the date before this Agreement is executed
and also on the First Closing Date and the Second Closing Date a letter addressed to you, as Representatives of the Underwriters, from Arthur Andersen LLP, independent accountants, the first one to be dated the day before the date of this Agreement, the second one to be dated the First Closing Date and the third one (in the event of a Second Closing) to be dated the Second Closing Date, in form and substance satisfactory to you.

                           (vii) On or before the First Closing Date, letters
from the Selling Stockholder, each holder of the Company's Common Stock or an option to purchase the Company's Common Stock and each director and officer of the Company, in form and substance satisfactory to you, confirming that for a period of 180 days (365 days in the case of Dr. Joel Morganroth) after the first date that any of the Common Shares are released by you for sale to the public, such person will not directly or indirectly sell or offer to sell or otherwise dispose of any shares of Common Stock or any right to acquire such shares without the prior written consent of Montgomery Securities, which consent may be withheld at the sole discretion of Montgomery Securities.

                  All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are satisfactory to you and to Ballard Spahr Andrews & Ingersoll, counsel for the Underwriters. The Company shall furnish you with such manually signed or conformed copies of such opinions, certificates, letters and documents as you request. Any certificate signed by any officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the statements made therein.

                  If any condition to the Underwriters' obligations hereunder to be satisfied prior to or at the First Closing Date is not so satisfied, this Agreement at your election will terminate upon notification by you as Representatives to the Company and the Selling Stockholder without liability on the part of any Underwriter, the Company or the Selling Stockholder except for the expenses to be paid or reimbursed by the Company and by the Selling Stockholder pursuant to Sections 7 and 9 hereof and except to the extent provided in Section 11 hereof.

                  SECTION 9. Reimbursement of Underwriters' Expenses. Notwithstanding any other provisions hereof, if this Agreement shall be terminated by you pursuant to Section 8, or if the sale to the Underwriters of the Common Shares at the First Closing is not consummated because of any refusal, inability or failure on the part of the Company or the Selling Stockholder to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse you and the other Underwriters upon demand for all out-of-pocket expenses that shall have been reasonably incurred by you and them in connection with the proposed purchase and the sale of the Common Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, telegraph charges and telephone charges relating directly to the offering contemplated by the Prospectus. Any such termination shall be without liability of any party to any other party except that the provisions of this Section, Section 7 and Section 11 shall at all times be effective and shall apply.

                  SECTION 10. Effectiveness of Registration Statement. You, the Company and the Selling Stockholder will use your and their best efforts to cause the Registration Statement to become effective, to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement and, if such stop order be issued, to obtain as soon as possible the lifting thereof.

                  SECTION 11. Indemnification. (a) The Parent, the Company and the Selling Stockholder, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act against any losses, claims, damages, liabilities or expenses, joint or several, to which such Underwriter or such controlling person may become subject, under the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Parent, the Company or the Selling Stockholder contained herein or any failure of the Parent, the Company or the Selling Stockholder to perform their respective obligations hereunder or under law; and will reimburse each Underwriter and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that neither the Parent, the Company nor the Selling Stockholder will be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with the information furnished to the Company pursuant to
Section 4 hereof. The Parent, the Company and the Selling Stockholder may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible. In addition to its other obligations under this
Section 11(a), the Parent, the Company and the Selling Stockholder agree, jointly and severally, that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, or any inaccuracy in the representations and warranties of the Parent, the Company or the Selling Stockholder herein or failure to perform their respective obligations hereunder, all as described in this
Section 11(a), they will reimburse each Underwriter on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Parent's, the Company's or the Selling Stockholder's obligation to reimburse each Underwriter for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Underwriter shall promptly return it to the Company together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Bank of America NT&SA, San Francisco, California (the "Prime Rate"). Any such interim reimbursement payments which are not made to an Underwriter within 30 days of a request for reimbursement, shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which the Parent, the Company or the Selling Stockholder may otherwise have.

                           (b) Each Underwriter will severally indemnify and
hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Selling Stockholder and each person, if any, who controls the Company or the Selling Stockholder within the meaning of the Act, against any losses, claims, damages, liabilities or expenses to which the Company, or any such director, officer, Selling Stockholder or controlling person may become subject, under the Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary

Prospectus, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with the information furnished to the Company pursuant to
Section 4 hereof; and will reimburse the Company, or any such director, officer, Selling Stockholder or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer, Selling Stockholder or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. In addition to its other obligations under this Section 11(b), each Underwriter severally agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 11(b) which relates to information furnished to the Company pursuant to Section 4 hereof, it will reimburse the Company (and, to the extent applicable, each officer, director or controlling person or the Selling Stockholder) on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company (and, to the extent applicable, each officer, director or controlling person or the Selling Stockholder) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company (and, to the extent applicable, each officer, director or controlling person or the Selling Stockholder) shall promptly return it to the Underwriters together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company within 30 days of a request for reimbursement, shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

                           (c) Promptly after receipt by an indemnified party
under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

                           (d) If the indemnification provided for in this
Section 11 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Parent, the Company, the Selling Stockholder and the Underwriters from the offering of the Common Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Parent, the Company, the Selling Stockholder and the Underwriters in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Parent, the Company, the Selling Stockholder and the Underwriters shall be deemed to be in the same proportion, in the case of the Parent, the Company and the Selling Stockholder as the total price paid to the Company and to the Selling Stockholder, respectively, for the Common Shares sold by them to the Underwriters (net of underwriting commissions but before deducting expenses) bears to the total price to the public set forth on the cover of the Prospectus, and in the case of the Underwriters as the underwriting commissions received by them bears to the total price to the public set forth on the cover of the Prospectus. The relative fault of the Parent, the Company, the Selling Stockholder and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Parent, the Company, the Selling Stockholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in subparagraph (c) of this Section 11, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in subparagraph (c) of this Section 11 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this subparagraph (d); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under subparagraph
(c) for purposes of indemnification. The Parent, the Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined solely by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the amount of the total underwriting commissions received by such Underwriter in connection with the Common Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.

                           (e) It is agreed that any controversy arising out of
the operation of the interim reimbursement arrangements set forth in Sections 11(a) and 11(b) hereof, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Such an arbitration would be limited to the operation of the interim reimbursement provisions contained in Sections 11(a) and 11(b) hereof and would not resolve the ultimate propriety or enforceability of the obligation to reimburse expenses which is created by the provisions of such Sections 11(a) and 11(b) hereof.

                  SECTION 12. Default of Underwriters. It shall be a condition to this Agreement and the obligation of the Company and the Selling Stockholder to sell and deliver the Common Shares hereunder, and of each Underwriter to purchase the Common Shares in the manner as described herein, that, except as hereinafter in this paragraph provided, each of the Underwriters shall purchase and pay for all the Common Shares agreed to be purchased by such Underwriter hereunder upon tender to the Representatives of all such shares in accordance with the terms hereof. If any Underwriter or Underwriters default in their obligations to purchase Common Shares hereunder on either the First or Second Closing Date and the aggregate number of Common Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date does not exceed 10% of the total number of Common Shares which the Underwriters are obligated to purchase on such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Common Shares which such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Common Shares with respect to which such default occurs is more than the above percentage and arrangements satisfactory to the Representatives and the Company for the purchase of such Common Shares by other persons are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholder except for the expenses to be paid by the Company and the Selling Stockholder pursuant to Section 7 hereof and except to the extent provided in Section 11 hereof.

                  In the event that Common Shares to which a default relates are to be purchased by the non-defaulting Underwriters or by another party or parties, the Representatives or the Company shall have the right to postpone the First or Second Closing Date, as the case may be, for not more than five business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

                  SECTION 13. Effective Date. This Agreement shall become effective immediately as to Sections 7, 9, 11, 14 and 16 and, as to all other provisions, (i) if at the time of execution of this Agreement the Registration Statement has not become effective, at 2:00 P.M., California time, on the first full business day following the effectiveness of the Registration Statement, or
(ii) if at the time of execution of this Agreement the Registration Statement has been declared effective, at 2:00 P.M., California time, on the first full business day following the date of execution of this Agreement; but this Agreement shall nevertheless become effective at such earlier time after the Registration Statement becomes effective as you may determine on and by notice to the Company or by release of any of the Common Shares for sale to the public. For the purposes of this Section 13, the Common Shares shall be deemed to have been so released upon the release for publication of any newspaper advertisement relating to the Common Shares or upon the release by you of telegrams (i) advising Underwriters that the Common Shares are released for public offering, or (ii) offering the Common Shares for sale to securities dealers, whichever may occur first.

                  SECTION 14. Termination. Without limiting the right to terminate this Agreement pursuant to any other provision hereof:

                           (a) This Agreement may be terminated by the Company
by notice to you and the Selling Stockholder or by you by notice to the Company and the Selling Stockholder at any time prior to the time this Agreement shall become effective as to all its provisions, and any such termination shall be without liability on the part of the Company or the Selling Stockholder to any Underwriter (except for the expenses to be paid or reimbursed by the Company and the Selling Stockholder pursuant to Sections 7 and 9 hereof and except to the extent provided in Section 11 hereof) or of any Underwriter to the Company or the Selling Stockholder (except to the extent provided in Section 11 hereof).

                           (b) This Agreement may also be terminated by you
prior to the First Closing Date by notice to the Company (i) if additional material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange or in the over the counter market by the NASD, or trading in securities generally shall have been suspended on either such Exchange or in the over the counter market by the NASD, or a general banking moratorium shall have been established by federal, New York or California authorities, (ii) if an outbreak of major hostilities or other national or international calamity or any substantial change in political, financial or economic conditions shall have occurred or shall have accelerated or escalated to such an extent, as, in the judgment of the Representatives, to affect adversely the marketability of the Common Shares, (iii) if any adverse event shall have occurred or shall exist which makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or Prospectus or which is not reflected in the Registration Statement or Prospectus but should be reflected therein in order to make the statements or information contained therein not misleading in any material respect, or (iv) if there shall be any action, suit or proceeding pending or threatened, or there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or any of its subsidiaries or the transactions contemplated by this Agreement, which, in the reasonable judgment of the Representatives, may materially and adversely affect the Company's business or earnings and makes it impracticable or inadvisable to offer or sell the Common Shares. Any termination pursuant to this subsection (b) shall without liability on the part of any Underwriter to the Company or the Selling Stockholder or on the part of the Company or the Selling Stockholder to any Underwriter (except for expenses to be paid or reimbursed by the Company and the Selling Stockholder pursuant to Sections 7 and 9 hereof and except to the extent provided in Section 11 hereof.

                  SECTION 15. Failure of the Selling Stockholder to Sell and Deliver. If the Selling Stockholder shall fail to sell and deliver to the Underwriters the Common Shares to be sold and delivered by such Selling Stockholder at the First Closing Date under the terms of this Agreement, then the Underwriters may at their option, by written notice from you to the Company and the Selling Stockholder, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Sections 7, 9 and 11 hereof, the Company or the Selling Stockholder, or (ii) purchase the shares which the Company has agreed to sell and deliver in accordance with the terms hereof. In the event of a failure by the Selling Stockholder to sell and deliver as referred to in this Section, either you or the Company shall have the right to postpone the Closing Date for a period not exceeding seven business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected.

                  SECTION 16. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Parent, the Company, the Selling Stockholder and their respective officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Parent, the Company, the Selling Stockholder or any of their respective partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Common Shares sold hereunder and any termination of this Agreement.

                  SECTION 17. Notices. All communications hereunder shall be in writing and, if sent to the Representatives shall be mailed, delivered or telecopied or telegraphed and confirmed to you at 600 Montgomery Street, San Francisco, California 94111, Attention: Richard A. Smith, with a copy to Jack G. Levin, Esquire; and if sent to the Company or the Selling Stockholder shall be mailed, delivered or telecopied or telegraphed and confirmed to the Company at 124 South 15th Street, Philadelphia, PA 19102, Attention: Joel Morganroth, M.D., with a copy to the Selling Stockholder at 56 Haddon Avenue, Haddonfield, NJ 08033, Attention: Arthur W. Hicks, Jr. The Company, the Selling Stockholder or you may change the address for receipt of communications hereunder by giving notice to the others.

                  SECTION 18. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 12 hereof, and to the benefit of the officers and directors and controlling persons referred to in Section 11, and in each case their respective successors, personal representatives and assigns, and no other person will have any right or obligation hereunder. No such assignment shall relieve any party of its obligations hereunder. The term "successors" shall not include any purchaser of the Common Shares as such from any of the Underwriters merely by reason of such purchase.

                  SECTION 19. Representation of Underwriters. You will act as Representatives for the several Underwriters in connection with all dealings hereunder, and any action under or in respect of this Agreement taken by you jointly or by Montgomery Securities, as Representatives, will be binding upon all the Underwriters.

                  SECTION 20. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

                  SECTION 21. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws (and not the laws pertaining to conflicts of laws) of the State of California.

                  SECTION 22. General. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in several counterparts, each one of which shall be an original, and all of which shall constitute one and the same document.

                  In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company, the Selling Stockholder and you.

                  Any person executing and delivering this Agreement as Attorney-in-fact for the Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-fact by the Selling Stockholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-fact to take such action.

                  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed copies hereof, whereupon it will become a binding agreement among the Parent, the Company, the Selling Stockholder and the several Underwriters including you, all in accordance with its terms.

                                    Very truly yours,

                                    PREMIER RESEARCH WORLDWIDE, LTD.

                                     By:__________________________
                                               President

                                    SELLING STOCKHOLDER

                                    UM Equity Corp.

                                    By:___________________________

                                    PARENT

                                    UM Holdings, Ltd.

                                    By:___________________________

The foregoing Underwriting Agreement
is hereby confirmed and accepted by
us in San Francisco, California as of
the date first above written.

MONTGOMERY SECURITIES
FURMAN SELZ LLC
GENESIS MERCHANT GROUP SECURITIES

Acting as Representatives of the
several Underwriters named in
the attached Schedule A.

By MONTGOMERY SECURITIES

 By:______________________________
                      Partner

                                   SCHEDULE A

                                                        Number of Firm
                                                        Common Shares
Name of Underwriter                                     to be Purchased
-------------------                                     ---------------

Montgomery Securities ................
Furman Selz LLC.......................
Genesis Merchant Group Securities.....

                                                          ---------
                  TOTAL ......................            2,750,000
                                                          =========

                                   [SCHEDULE B

                                                              Number of Firm
                                                             Common Shares to
                                                            be Sold by Selling
Name of Selling Stockholder                                    Stockholder
---------------------------                                    -----------

UM Equity Corp..........................                           750,000


                  TOTAL ................                           750,000
                                                                   =======


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